IMPORTANT NOTICE REGARDING DELIVERY OF SHAREHOLDER DOCUMENTS



SCHWAB
YIELDPLUS FUND(TM)

February 28, 2001

Semi-Annual Report enclosed


                                                           [CHARLES SCHWAB LOGO]

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
SCHWAB

YIELDPLUS FUND(TM)



                               February 28, 2001

                               Semi-Annual Report

[PHOTO OF MAN AND WOMAN SITTING ON STEPS]

                                                           [CHARLES SCHWAB LOGO]

[CHARLES SCHWAB PHOTO]


Dear Shareholder,

During the last few years, the benefits of investing have been readily apparent, while the risks have been somewhat less obvious. In recent months, however, investors have been subject to larger swings in the market.

Given this divergent environment, the message is clear: Expect volatility, maintain a long-term view and ensure your investment strategy is appropriate for your risk tolerance and time horizon. One way to lessen the impact of volatility on your portfolio is to adequately diversify your investments, both within and across asset sectors, namely stocks, bonds and cash equivalents.

By investing in SchwabFunds(R), you've already taken an important step in building a portfolio that can help you meet your future goals. Thank you for your investment in SchwabFunds.

Sincerely,


/s/ Charles Schwab

Charles Schwab
February 28, 2001



SCHWAB
YIELDPLUS FUND(TM)


SEMI-ANNUAL REPORT
September 1, 2000 - February 28, 2001

     1   Market Overview

     5   Schwab YieldPlus Fund

         Key factors during the reporting period included sharply declining short-term interest rates and strong demand for bonds.

    19   Financial Notes

         -----------------------------------------------------------------------

    22   HOW TO READ THIS REPORT

         An illustrated guide to the financials, along with a glossary.

YIELD PLUS FUND.

MARKET OVERVIEW

LONGEST GROWTH PERIOD IN U.S. HISTORY

The year 2000 marked the tenth year of continuing U.S. economic expansion -- the longest period of continuous growth in U.S. history. The main forces behind the expansion have been high levels of consumer spending -- fueled by increases in personal income, personal wealth and consumer confidence -- as well as a healthy housing sector and strong investment in capital improvements by businesses. However, as the year ended, it appeared that the current ten-year cycle may have run its course.

[PICTURE]

In an effort to slow the economy while reducing inflationary pressures, the Federal Reserve Bank (the Fed) raised short-term interest rates from 5.5% to 6.5% in three separate actions during the first six months of 2000. These rate hikes proved to be effective as third quarter (Q3) Gross Domestic Product (GDP) fell to 2.2%, its lowest level since Q3 1996, and well below the 5.6% rate of Q2 2000. Consumer and business spending, the main drivers of the expansion, decreased significantly later in the year and caused the economy to slow even further as reflected in the Q4 2000 GDP release of 1.0%, its lowest level since 1995. Concerned about this sudden slowdown in the economy, the Fed reduced interest rates a total of 1.0% during January 2001, leaving the Federal Funds rate at 5.5%. Consensus forecasts by leading economists anticipate potential for further declines in Q1 2001, with GDP growth estimated at below 1.0%.


ASSET CLASS PERFORMANCE COMPARISON  % returns during the reporting period

This graph compares the performance of various asset classes during the reporting period.


                         Lehman
                        Brothers
             Three        U.S.
             Month      Aggregate       MSCI-     Russell      S&P
            Treasury      Bond          EAFE       2000        500
             Bills        Index         Index      Index       Index
            --------    ---------       -----     -------      -----
  9/1/00      0.03         0.24          2.25      0.77         0.2
  9/8/00      0.13         0.15         -1.93     -0.49       -1.53
 9/15/00      0.25        -0.02         -4.17     -1.22       -3.42
 9/22/00      0.37         0.21         -5.57     -3.44       -4.55
 9/29/00      0.48         0.63         -4.96     -2.87       -5.29
 10/6/00      0.61          0.6          -5.3     -8.51       -7.11
10/13/00      0.73         0.96         -8.63    -10.43        -9.4
10/20/00      0.84          1.5         -8.71      -9.1       -7.88
10/27/00      0.94         1.38         -7.31     -10.5       -9.02
 11/3/00      1.01         1.18         -4.39     -5.27       -5.85
11/10/00      1.19         1.39         -6.46     -10.1       -9.86
11/17/00      1.32         1.83         -7.88     -9.73       -9.74
11/24/00      1.45         2.14        -10.41    -11.72      -11.46
 12/1/00      1.58          2.7         -8.88    -14.46      -13.08
 12/8/00       1.7         3.66         -7.77    -10.27       -9.47
12/15/00      1.83         4.44         -8.73    -14.13      -13.28
12/22/00      2.11         5.12         -9.77    -13.19      -13.69
12/29/00      2.11         4.86         -7.05     -9.28      -12.67
  1/5/01      2.32         6.29         -6.87    -13.09      -14.12
 1/12/01      2.38         5.23         -8.49     -8.79      -12.78
 1/19/01      2.48         5.86         -7.76     -8.34      -11.19
 1/26/01       2.6         5.78         -8.33     -6.34      -10.38
  2/2/01      2.71         6.56         -8.12     -6.28      -10.67
  2/9/01       2.8         6.67        -10.87     -7.03      -12.97
 2/16/01      2.89         6.39        -12.24     -4.77      -13.85
 2/23/01      3.01         6.56        -15.18    -10.63      -17.54
 2/28/01      3.11         7.5         -14.41    -11.18      -17.84

These figures assume dividends and distributions were reinvested. Index figures don't include trading and management costs, which would lower performance. Indices are unmanaged and you can't invest in them directly. Past performance isn't an indication of future results.

Data source: Charles
Schwab & Co., Inc. (Schwab).

MARKET OVERVIEW Continued


UNEMPLOYMENT REMAINS LOW

After trending downward for years, unemployment continued to fall during 2000. It even fell below the 4% mark, the lowest level in three decades (a level once considered improbable without high inflation). As the economy's pace of growth slowed later in the year, unemployment began trending up slightly and as of February 28, 2001, reached 4.2%. Although the unemployment rate remains low by historical standards, there have been some indications of a weakening labor market. The manufacturing sector shed over 250,000 jobs during the last three months of the reporting period while average hours worked in that sector have been declining over the last five months. In addition, reports detailing job cuts have been prevalent, particularly in the technology sector. However, demand for workers in the service sector has helped to offset job losses in the manufacturing and technology sectors. Consensus forecasts anticipate that unemployment may continue to rise during the first half of 2001 as the pace of growth moderates.


--------------------------------------------------------------------------------
JOB GROWTH CONTINUES TO OUTSTRIP POPULATION GROWTH. TODAY, A HIGHER PERCENTAGE OF THE POPULATION HAS A JOB THAN AT ANY TIME SINCE WWII.
--------------------------------------------------------------------------------
                                             Source: Bureau of Labor Statistics.


As the economy has slowed, headline rates of inflation were pushed up by steep increases in the prices of energy, tobacco and medical costs. While these increases are worrisome it seems unlikely that they will reignite concerns over inflation given


ECONOMIC FACTORS AND THEIR EFFECTS ON THESE FUNDS.
--------------------------------------------------------------------------------

The following charts show recent figures for common measures of the state of the U.S. economy and the interest rate environment.

While the relationship of each of these factors to the performance of the funds is complex, the captions over each chart and the discussion above include analysis of how we believe these factors may have influenced market behavior during the report period.


REAL GDP GROWTH
Annualized growth rate for each quarter shown

THE U.S. ECONOMY HAS GROWN STEADILY FOR THE PAST TEN YEARS BUT SLOWED DRAMATICALLY IN THE 4TH QUARTER OF 2000. REAL GDP GREW JUST 1.0% DURING THAT QUARTER, SIGNIFICANTLY LESS THAN OTHER QUARTERS DURING 1999 AND 2000.

                                  [BAR CHART]

                          Real GDP
                          --------
       Q1 1991              -1.7
       Q2 1991               2.6
       Q3 1991               1.3
       Q4 1991               2.5
       Q1 1992               3.8
       Q2 1992               3.8
       Q3 1992               3.1
       Q4 1992               5.4
       Q1 1993               0.1
       Q2 1993               2.5
       Q3 1993               1.8
       Q4 1993               6.2
       Q1 1994               3.4
       Q2 1994               5.7
       Q3 1994               2.2
       Q4 1994                 5
       Q1 1995               1.5
       Q2 1995               0.8
       Q3 1995               3.1
       Q4 1995               3.2
       Q1 1996               2.9
       Q2 1996               6.8
       Q3 1996                 2
       Q4 1996               4.6
       Q1 1997               4.4
       Q2 1997               5.9
       Q3 1997               4.2
       Q4 1997               2.8
       Q1 1998               6.5
       Q2 1998               2.9
       Q3 1998               3.4
       Q4 1998               5.6
       Q1 1999               3.5
       Q2 1999               2.5
       Q3 1999               5.7
       Q4 1999               8.3
       Q1 2000               4.8
       Q2 2000               5.6
       Q3 2000               2.2
       Q4 2000               1.1

Gross domestic product (GDP), a broad measure of the goods and services produced in the United States during a given time period, is a prime indicator of the health of the country's economy. Typically, investors see increases in GDP as a positive since it indicates stronger demand, production and corporate earnings. The figures shown here are adjusted for inflation.

Data source: Bloomberg L.P.

the current state of the U.S. economy. The Fed continues to point out the recent gains in productivity and feels the trend is likely to continue.

STOCKS STUMBLE; MOST BONDS POST HEALTHY RETURNS

Most sectors of the stock market peaked early in 2000 and then began a steady decline that continued through the end of the reporting period. The initial decline occurred after the Fed raised short-term interest rates, increasing pressure on stocks. As evidence of a slowing economy emerged later in the year, many companies issued earnings warnings, sparking fears over equity valuations and leading to further declines. Price declines were particularly steep in technology issues as investors turned their attention to more conservative investments. By the end of the reporting period, the NASDAQ composite index had fallen to 2,151.83 -- a decline of 57% from its peak of 5,048.62 in March 2000.


[PICTURE]

--------------------------------------------------------------------------------
THE U.S. TREASURY'S PLAN TO BUY BACK $30 BILLION OF ITS LONG-TERM BONDS SUBSTANTIALLY PUSHED UP PRICES FOR ALL LONG-TERM DEBT SECURITIES.
--------------------------------------------------------------------------------


A major factor for bonds throughout the year was the U.S. Treasury's decision to use some of the budget surplus to buy back its own bonds. This action resulted in an inverted yield curve, a situation in which short-term bonds actually pay higher yields than long-term bonds. The performance of bonds was further enhanced as investor demand for fixed income securities increased, boosting


U.S. UNEMPLOYMENT RATE
Adjusted for seasonal variations


UNEMPLOYMENT HIT A THREE-DECADE LOW OF 3.9% IN SEPTEMBER 2000. ALTHOUGH IT CLOSED THE REPORTING PERIOD SLIGHTLY HIGHER AT 4.2%, IT REMAINS VERY LOW BY HISTORICAL STANDARDS.

        Mar-91               6.8
        Apr-91               6.7
        May-91               6.9
        Jun-91               6.9
        Jul-91               6.8
        Aug-91               6.9
        Sep-91               6.9
        Oct-91                 7
        Nov-91                 7
        Dec-91               7.3
        Jan-92               7.3
        Feb-92               7.4
        Mar-92               7.4
        Apr-92               7.4
        May-92               7.6
        Jun-92               7.8
        Jul-92               7.7
        Aug-92               7.6
        Sep-92               7.6
        Oct-92               7.3
        Nov-92               7.4
        Dec-92               7.4
        Jan-93               7.3
        Feb-93               7.1
        Mar-93                 7
        Apr-93               7.1
        May-93               7.1
        Jun-93                 7
        Jul-93               6.9
        Aug-93               6.8
        Sep-93               6.7
        Oct-93               6.8
        Nov-93               6.6
        Dec-93               6.5
        Jan-94               6.8
        Feb-94               6.6
        Mar-94               6.5
        Apr-94               6.4
        May-94               6.1
        Jun-94               6.1
        Jul-94               6.3
        Aug-94                 6
        Sep-94               5.8
        Oct-94               5.8
        Nov-94               5.6
        Dec-94               5.5
        Jan-95               5.6
        Feb-95               5.4
        Mar-95               5.3
        Apr-95               5.8
        May-95               5.8
        Jun-95               5.6
        Jul-95               5.6
        Aug-95               5.7
        Sep-95               5.6
        Oct-95               5.5
        Nov-95               5.7
        Dec-95               5.6
        Jan-96               5.6
        Feb-96               5.5
        Mar-96               5.6
        Apr-96               5.5
        May-96               5.6
        Jun-96               5.3
        Jul-96               5.5
        Aug-96               5.1
        Sep-96               5.2
        Oct-96               5.2
        Nov-96               5.3
        Dec-96               5.4
        Jan-97               5.3
        Feb-97               5.3
        Mar-97               5.1
        Apr-97                 5
        May-97               4.7
        Jun-97                 5
        Jul-97               4.7
        Aug-97               4.9
        Sep-97               4.7
        Oct-97               4.7
        Nov-97               4.6
        Dec-97               4.7
        Jan-98               4.5
        Feb-98               4.6
        Mar-98               4.6
        Apr-98               4.3
        May-98               4.3
        Jun-98               4.5
        Jul-98               4.5
        Aug-98               4.5
        Sep-98               4.5
        Oct-98               4.5
        Nov-98               4.4
        Dec-98               4.3
        Jan-99               4.3
        Feb-99               4.4
        Mar-99               4.2
        Apr-99               4.3
        May-99               4.2
        Jun-99               4.3
        Jul-99               4.3
        Aug-99               4.2
        Sep-99               4.2
        Oct-99               4.1
        Nov-99               4.1
        Dec-99               4.1
        Jan-00                 4
        Feb-00               4.1
        Mar-00               4.1
        Apr-00               3.9
        May-00               4.1
        Jun-00                 4
        Jul-00                 4
        Aug-00               4.1
        Sep-00               3.9
        Oct-00               3.9
        Nov-00                 4
        Dec-00                 4
        Jan-01               4.2
        Feb-01               4.2

This chart measures the portion of the U.S. labor force that is unemployed and is either seeking a job or waiting to return to one. Low unemployment often accompanies prosperity and is generally a positive factor for investors, although very low unemployment may boost inflation as employers increase pay to compete for workers. Rising unemployment may mean a softening economy.

Data source: Bloomberg L.P.


MEASURES OF INFLATION

Annualized figures for the Consumer Price Index (monthly) and Employment Cost Index (quarterly)


CPI WAS UP 3.5% FOR THE 12 MONTHS ENDED FEBRUARY 28, 2001 (2.7% IF FOOD AND ENERGY ARE EXCLUDED). ECI ROSE 4.1% FOR THE 12 MONTHS ENDED DECEMBER 31, 2000.

                        Consumer Price
                        Index 12-Month
         Date          Change (Monthly)
        Mar-91               4.9
        Apr-91               4.9
        May-91                 5
        Jun-91               4.7
        Jul-91               4.4
        Aug-91               3.8
        Sep-91               3.4
        Oct-91               2.9
        Nov-91                 3
        Dec-91               3.1
        Jan-92               2.6
        Feb-92               2.8
        Mar-92               3.2
        Apr-92               3.2
        May-92                 3
        Jun-92               3.1
        Jul-92               3.2
        Aug-92               3.1
        Sep-92                 3
        Oct-92               3.2
        Nov-92                 3
        Dec-92               2.9
        Jan-93               3.3
        Feb-93               3.2
        Mar-93               3.1
        Apr-93               3.2
        May-93               3.2
        Jun-93                 3
        Jul-93               2.8
        Aug-93               2.8
        Sep-93               2.7
        Oct-93               2.8
        Nov-93               2.7
        Dec-93               2.7
        Jan-94               2.5
        Feb-94               2.5
        Mar-94               2.5
        Apr-94               2.4
        May-94               2.3
        Jun-94               2.5
        Jul-94               2.8
        Aug-94               2.9
        Sep-94                 3
        Oct-94               2.6
        Nov-94               2.7
        Dec-94               2.7
        Jan-95               2.8
        Feb-95               2.9
        Mar-95               2.9
        Apr-95               3.1
        May-95               3.2
        Jun-95                 3
        Jul-95               2.8
        Aug-95               2.6
        Sep-95               2.5
        Oct-95               2.8
        Nov-95               2.6
        Dec-95               2.5
        Jan-96               2.7
        Feb-96               2.7
        Mar-96               2.8
        Apr-96               2.9
        May-96               2.9
        Jun-96               2.8
        Jul-96                 3
        Aug-96               2.9
        Sep-96                 3
        Oct-96                 3
        Nov-96               3.3
        Dec-96               3.3
        Jan-97                 3
        Feb-97                 3
        Mar-97               2.8
        Apr-97               2.5
        May-97               2.2
        Jun-97               2.3
        Jul-97               2.2
        Aug-97               2.2
        Sep-97               2.2
        Oct-97               2.1
        Nov-97               1.8
        Dec-97               1.7
        Jan-98               1.6
        Feb-98               1.4
        Mar-98               1.4
        Apr-98               1.4
        May-98               1.7
        Jun-98               1.7
        Jul-98               1.7
        Aug-98               1.6
        Sep-98               1.5
        Oct-98               1.5
        Nov-98               1.5
        Dec-98               1.6
        Jan-99               1.7
        Feb-99               1.6
        Mar-99               1.7
        Apr-99               2.3
        May-99               2.1
        Jun-99                 2
        Jul-99               2.1
        Aug-99               2.3
        Sep-99               2.6
        Oct-99               2.6
        Nov-99               2.6
        Dec-99               2.7
        Jan-00               2.7
        Feb-00               3.2
        Mar-00               3.7
        Apr-00                 3
        May-00               3.1
        Jun-00               3.7
        Jul-00               3.7
        Aug-00               3.4
        Sep-00               3.5
        Oct-00               3.4
        Nov-00               3.4
        Dec-00               3.4
        Jan-01               3.7

The Consumer Price Index (CPI) tracks changes in the cost of goods and services and is the most common measure of inflation. The Employment Cost Index (ECI) measures the cost of employing workers, including benefits costs. Financial markets are very sensitive to increases in inflation because of the potentially negative impact on corporate earnings, investors and consumers.

Data source: Bloomberg L.P.

MARKET OVERVIEW Continued


prices for most bonds. During the reporting period, the Lehman Brothers U.S. Aggregate Bond Index gained 7.50% while the Lehman General Muni Bond Index was up 5.19%.


[PICTURE OF BUILDING]


LOOKING AHEAD: SLOWER GROWTH RATES PROJECTED

Recent evidence indicates that the economy has indeed slowed. While there has been talk of a possible recession in the press, the consensus among most economists is that the U.S. economy will continue to soften during the first half of the year as consumers and businesses react to the recent turmoil in the financial markets. However, they continue to believe that the economy appears poised for continued growth, albeit at much lower rates than those of the past few years. The slowdown has provided momentum for passage of President Bush's proposed tax-cut package which will be heavily debated in Congress during the first half of the year. It is anticipated that a combination of further reductions in short-term rates and an income tax cut could help provide the necessary stimulus to avoid an economic downturn, while setting the stage for continued growth in the second half of the year.


YIELDS OF U.S. TREASURY BONDS

Effective yields of five-year and ten-year Treasuries


WITH ITS BUYBACK PROGRAM, THE TREASURY EMERGED AS A MAJOR CUSTOMER FOR ITS OWN BONDS, DRIVING PRICES UP (AND YIELDS DOWN) ON LONG-TERM TREASURIES DURING THE REPORTING PERIOD.

                      Ten Year        Five Year
                      Treasury        Treasury
                     Bond Yield      Bond Yield
                     ----------      ----------
        3/1/91          8.12            7.79
        3/8/91          8.13            7.77
       3/15/91           8.1            7.72
       3/22/91          8.13             7.8
       3/29/91          8.06            7.76
        4/5/91          7.98            7.64
       4/12/91          7.97            7.62
       4/19/91           8.1             7.8
       4/26/91          8.05            7.68
        5/3/91          8.04            7.66
       5/10/91           8.1            7.75
       5/17/91          8.09            7.75
       5/24/91          8.09            7.69
       5/31/91          8.06            7.71
        6/7/91          8.28            7.95
       6/14/91          8.27            7.92
       6/21/91          8.32            7.94
       6/28/91          8.23            7.88
        7/5/91          8.34            8.01
       7/12/91          8.26            7.91
       7/19/91          8.28             7.9
       7/26/91           8.2            7.81
        8/2/91          8.06            7.63
        8/9/91          7.98            7.49
       8/16/91          7.83            7.31
       8/23/91          7.87            7.37
       8/30/91          7.82            7.34
        9/6/91          7.76            7.24
       9/13/91          7.64            7.11
       9/20/91          7.57            7.07
       9/27/91          7.48            6.95
       10/4/91          7.39            6.79
      10/11/91          7.45            6.81
      10/18/91          7.51            6.86
      10/25/91          7.67            6.97
       11/1/91          7.48            6.72
       11/8/91          7.42            6.67
      11/15/91          7.31            6.53
      11/22/91          7.45            6.55
      11/29/91          7.38            6.48
       12/6/91          7.23            6.29
      12/13/91          7.21            6.27
      12/20/91          6.97            6.04
      12/27/91          6.83            6.01
        1/3/92          6.84            6.03
       1/10/92          6.85            6.12
       1/17/92          7.09            6.33
       1/24/92          7.24            6.41
       1/31/92          7.28            6.43
        2/7/92          7.18            6.36
       2/14/92          7.39            6.64
       2/21/92          7.45            6.76
       2/28/92          7.25            6.57
        3/6/92          7.48            6.85
       3/13/92           7.7            7.13
       3/20/92          7.63             7.1
       3/27/92          7.52            6.95
        4/3/92           7.4            6.75
       4/10/92          7.36            6.62
       4/17/92          7.45            6.77
       4/24/92          7.52            6.83
        5/1/92          7.55            6.82
        5/8/92          7.41            6.72
       5/15/92          7.29            6.59
       5/22/92          7.35             6.7
       5/29/92          7.32            6.61
        6/5/92          7.31            6.56
       6/12/92          7.28            6.49
       6/19/92          7.24            6.43
       6/26/92          7.15            6.33
        7/3/92          6.93            6.03
       7/10/92          6.92            5.91
       7/17/92           6.9             5.8
       7/24/92          6.74            5.65
       7/31/92          6.71            5.83
        8/7/92          6.56            5.56
       8/14/92          6.52            5.51
       8/21/92          6.52            5.51
       8/28/92          6.63            5.61
        9/4/92           6.4            5.29
       9/11/92          6.36            5.32
       9/18/92          6.41            5.39
       9/25/92          6.41            5.35
       10/2/92          6.25            5.21
       10/9/92          6.52            5.51
      10/16/92          6.59            5.55
      10/23/92          6.81            5.88
      10/30/92          6.79            5.89
       11/6/92          6.97            6.03
      11/13/92          6.82            6.01
      11/20/92          6.83            6.06
      11/27/92          6.92            6.24
       12/4/92          6.82             6.1
      12/11/92          6.79            6.11
      12/18/92          6.74            6.06
      12/25/92          6.68            6.03
        1/1/93          6.69               6
        1/8/93          6.73            5.96
       1/15/93          6.59            5.79
       1/22/93          6.54            5.74
       1/29/93          6.36            5.55
        2/5/93          6.31            5.43
       2/12/93          6.33            5.62
       2/19/93          6.15            5.28
       2/26/93          6.02            5.21
        3/5/93          5.86             5.1
       3/12/93          6.12            5.35
       3/19/93          5.96            5.17
       3/26/93          6.09            5.34
        4/2/93          6.16             5.3
        4/9/93          5.97            5.12
       4/16/93          5.89            5.06
       4/23/93          5.89            5.05
       4/30/93          6.01            5.11
        5/7/93           5.9            5.03
       5/14/93          6.02            5.19
       5/21/93          6.14            5.32
       5/28/93          6.15            5.37
        6/4/93          6.09            5.36
       6/11/93          5.97            5.21
       6/18/93          5.94            5.21
       6/25/93          5.81            5.12
        7/2/93          5.75            4.98
        7/9/93          5.74               5
       7/16/93          5.69            4.99
       7/23/93          5.93            5.26
       7/30/93          5.81            5.15
        8/6/93          5.84            5.15
       8/13/93          5.72            5.06
       8/20/93          5.62            4.96
       8/27/93          5.49            4.85
        9/3/93           5.3            4.64
       9/10/93          5.28            4.67
       9/17/93          5.38            4.75
       9/24/93          5.39            4.77
       10/1/93          5.34            4.73
       10/8/93          5.26            4.62
      10/15/93          5.17            4.58
      10/22/93           5.4            4.76
      10/29/93          5.43            4.85
       11/5/93          5.73            5.11
      11/12/93          5.65            5.01
      11/19/93          5.84            5.16
      11/26/93          5.74            5.08
       12/3/93          5.76            5.14
      12/10/93          5.74            5.15
      12/17/93          5.77            5.14
      12/24/93          5.69            5.11
      12/31/93           5.8            5.21
        1/7/94          5.65            5.02
       1/14/94          5.73             5.1
       1/21/94          5.68            5.04
       1/28/94          5.64            5.01
        2/4/94          5.87             5.3
       2/11/94          5.88            5.33
       2/18/94          6.09            5.52
       2/25/94           6.2            5.64
        3/4/94          6.37            5.82
       3/11/94          6.45            5.89
       3/18/94           6.5            5.98
       3/25/94          6.64            6.12
        4/1/94          6.94            6.45
        4/8/94          6.93            6.45
       4/15/94          6.96             6.5
       4/22/94          6.94            6.54
       4/29/94          7.04            6.64
        5/6/94          7.35            6.96
       5/13/94          7.28            6.87
       5/20/94          7.02            6.59
       5/27/94          7.12            6.72
        6/3/94          6.99            6.61
       6/10/94          7.02             6.6
       6/17/94          7.13             6.7
       6/24/94          7.21            6.84
        7/1/94          7.32            6.95
        7/8/94          7.42            7.04
       7/15/94          7.25            6.84
       7/22/94          7.28            6.91
       7/29/94          7.11            6.73
        8/5/94          7.27            6.93
       8/12/94          7.29            6.95
       8/19/94          7.26             6.9
       8/26/94          7.23            6.87
        9/2/94           7.2            6.81
        9/9/94          7.43            7.05
       9/16/94           7.5            7.12
       9/23/94          7.56             7.2
       9/30/94          7.61            7.28
       10/7/94          7.69            7.34
      10/14/94           7.6            7.25
      10/21/94          7.79            7.45
      10/28/94           7.8            7.47
       11/4/94          8.03            7.72
      11/11/94          7.99             7.7
      11/18/94          8.01            7.79
      11/25/94          7.79            7.65
       12/2/94          7.81            7.71
       12/9/94          7.79            7.75
      12/16/94           7.8            7.76
      12/23/94          7.83            7.84
      12/30/94          7.82            7.83
        1/6/95          7.86            7.87
       1/13/95          7.68            7.63
       1/20/95          7.81            7.79
       1/27/95          7.62            7.55
        2/3/95           7.5            7.41
       2/10/95          7.61            7.54
       2/17/95          7.42            7.34
       2/24/95          7.31            7.15
        3/3/95          7.34            7.18
       3/10/95          7.22            7.06
       3/17/95          7.11            6.96
       3/24/95          7.08            6.92
       3/31/95           7.2            7.08
        4/7/95          7.11            6.94
       4/14/95          7.02            6.81
       4/21/95             7            6.76
       4/28/95          7.06            6.89
        5/5/95          6.68            6.45
       5/12/95          6.67            6.45
       5/19/95          6.63            6.45
       5/26/95           6.4            6.18
        6/2/95           6.1            5.83
        6/9/95           6.4            6.21
       6/16/95           6.2            5.95
       6/23/95          6.05            5.81
       6/30/95          6.21            5.97
        7/7/95          6.05            5.76
       7/14/95          6.16             5.9
       7/21/95          6.53            6.27
       7/28/95          6.47            6.22
        8/4/95          6.49            6.21
       8/11/95          6.61            6.38
       8/18/95          6.56            6.36
       8/25/95          6.35            6.11
        9/1/95          6.23            6.02
        9/8/95          6.22            6.03
       9/15/95          6.13            5.93
       9/22/95          6.24            6.06
       9/29/95          6.18            6.02
       10/6/95          6.06            5.88
      10/13/95          5.96             5.8
      10/20/95          6.04             5.9
      10/27/95          6.04            5.83
       11/3/95          5.94             5.7
      11/10/95             6            5.77
      11/17/95          5.91            5.65
      11/24/95          5.91            5.69
       12/1/95          5.71             5.5
       12/8/95          5.72            5.56
      12/15/95          5.76            5.57
      12/22/95          5.71             5.5
      12/29/95          5.57            5.38
        1/5/96          5.67            5.41
       1/12/96          5.74            5.43
       1/19/96          5.53            5.27
       1/26/96          5.63            5.33
        2/2/96          5.67            5.26
        2/9/96          5.66            5.23
       2/16/96          5.78             5.3
       2/23/96          5.96            5.51
        3/1/96          5.96            5.58
        3/8/96          6.41            6.06
       3/15/96          6.45            6.18
       3/22/96          6.33            6.06
       3/29/96          6.33            6.09
        4/5/96          6.55            6.38
       4/12/96           6.5            6.29
       4/19/96          6.52            6.32
       4/26/96          6.53            6.28
        5/3/96           6.9             6.6
       5/10/96          6.75            6.47
       5/17/96          6.65            6.41
       5/24/96          6.51            6.41
       5/31/96          6.85            6.63
        6/7/96           6.9             6.7
       6/14/96          6.93             6.7
       6/21/96          6.95            6.72
       6/28/96          6.71            6.46
        7/5/96          7.15            6.82
       7/12/96          6.86            6.65
       7/19/96          6.79            6.57
       7/26/96          6.85            6.63
        8/2/96          6.51            6.27
        8/9/96          6.48            6.22
       8/16/96          6.55             6.3
       8/23/96          6.75            6.51
       8/30/96          6.94            6.72
        9/6/96          6.92             6.7
       9/13/96          6.72            6.47
       9/20/96          6.84            6.62
       9/27/96          6.68            6.44
       10/4/96          6.48            6.21
      10/11/96          6.55            6.28
      10/18/96           6.5            6.25
      10/25/96          6.54            6.26
       11/1/96          6.38            6.11
       11/8/96          6.25            6.03
      11/15/96          6.18            5.96
      11/22/96          6.14            5.93
      11/29/96          6.04            5.83
       12/6/96          6.24            5.99
      12/13/96          6.31            6.05
      12/20/96          6.36            6.14
      12/27/96          6.29            6.08
        1/3/97           6.5            6.27
       1/10/97          6.61            6.38
       1/17/97          6.54            6.31
       1/24/97          6.62            6.39
       1/31/97          6.49            6.25
        2/7/97           6.4            6.15
       2/14/97          6.27            6.06
       2/21/97          6.37            6.16
       2/28/97          6.55            6.39
        3/7/97          6.54            6.37
       3/14/97          6.69            6.52
       3/21/97          6.75            6.62
       3/28/97          6.91            6.78
        4/4/97          6.91            6.76
       4/11/97          6.97            6.84
       4/18/97          6.83            6.71
       4/25/97          6.94            6.84
        5/2/97          6.64            6.51
        5/9/97          6.67            6.52
       5/16/97          6.72            6.55
       5/23/97          6.74            6.58
       5/30/97          6.59             6.5
        6/6/97          6.49            6.37
       6/13/97          6.43            6.25
       6/20/97          6.37            6.27
       6/27/97          6.45            6.33
        7/4/97          6.31            6.19
       7/11/97          6.22            6.12
       7/18/97          6.24            6.14
       7/25/97          6.18            6.08
        8/1/97          6.18            6.07
        8/8/97          6.37            6.22
       8/15/97          6.24            6.06
       8/22/97          6.36            6.19
       8/29/97          6.34            6.22
        9/5/97          6.35            6.23
       9/12/97          6.28            6.17
       9/19/97          6.09            6.01
       9/26/97          6.08            5.99
       10/3/97          5.99            5.87
      10/10/97          6.14            6.02
      10/17/97          6.16            6.08
      10/24/97          5.98             5.9
      10/31/97          5.83            5.71
       11/7/97           5.9            5.81
      11/14/97          5.88             5.8
      11/21/97          5.81            5.75
      11/28/97          5.87            5.84
       12/5/97          5.91            5.88
      12/12/97          5.73            5.69
      12/19/97          5.74            5.71
      12/26/97          5.74            5.71
        1/2/98          5.65            5.61
        1/9/98          5.41            5.25
       1/16/98          5.53             5.4
       1/23/98          5.69            5.52
       1/30/98          5.05            5.38
        2/6/98          5.62            5.47
       2/13/98          5.48            5.42
       2/20/98          5.54            5.49
       2/27/98          5.62            5.59
        3/6/98          5.71            5.65
       3/13/98          5.58            5.53
       3/20/98          5.56            5.55
       3/27/98          5.68            5.68
        4/3/98          5.48            5.49
       4/10/98          5.58            5.56
       4/17/98          5.59            5.56
       4/24/98          5.66            5.63
        5/1/98          5.66            5.62
        5/8/98          5.71            5.65
       5/15/98          5.68            5.67
       5/22/98          5.64            5.64
       5/29/98          5.55            5.55
        6/5/98          5.58            5.59
       6/12/98          5.43            5.45
       6/19/98          5.46            5.51
       6/26/98          5.45            5.49
        7/3/98          5.41            5.41
       7/10/98          5.41             5.4
       7/17/98          5.51            5.49
       7/24/98          5.46            5.48
       7/31/98          5.49             5.5
        8/7/98           5.4            5.38
       8/14/98          5.39            5.33
       8/21/98          5.29            5.19
       8/28/98          5.06             4.9
        9/4/98          5.01            4.89
       9/11/98          4.83            4.65
       9/18/98           4.7            4.52
       9/25/98          4.56            4.37
       10/2/98          4.28            4.08
       10/9/98          4.78            4.46
      10/16/98          4.44            4.04
      10/23/98           4.7             4.3
      10/30/98          4.61            4.23
       11/6/98          4.94            4.59
      11/13/98          4.81             4.5
      11/20/98          4.81             4.6
      11/27/98          4.81            4.59
       12/4/98          4.63            4.39
      12/11/98          4.62            4.39
      12/18/98          4.56            4.36
      12/25/98          4.85            4.71
        1/1/99          4.65            4.54
        1/8/99          4.87            4.73
       1/15/99          4.69            4.55
       1/22/99          4.62            4.52
       1/29/99          4.65            4.55
        2/5/99          4.94            4.86
       2/12/99          5.05            4.96
       2/19/99          5.07            4.99
       2/26/99          5.29            5.22
        3/5/99          5.31            5.22
       3/12/99          5.15            5.06
       3/19/99          5.18            5.08
       3/26/99           5.2            5.08
        4/2/99          5.19            4.96
        4/9/99          5.05            4.96
       4/16/99          5.22            5.11
       4/23/99          5.25            5.14
       4/30/99          5.35            5.21
        5/7/99          5.54            5.37
       5/14/99          5.63             5.5
       5/21/99           5.5            5.43
       5/28/99          5.62            5.58
        6/4/99          5.81            5.73
       6/11/99          6.03            5.91
       6/18/99          5.83            5.73
       6/25/99          6.01            5.89
        7/2/99          5.83            5.69
        7/9/99          5.83            5.69
       7/16/99          5.67            5.55
       7/23/99          5.84            5.69
       7/30/99           5.9            5.79
        8/6/99          6.04            5.91
       8/13/99          5.98            5.86
       8/20/99          5.88            5.77
       8/27/99          5.86            5.77
        9/3/99          5.89            5.77
       9/10/99           5.9            5.78
       9/17/99          5.87            5.75
       9/24/99          5.77            5.66
       10/1/99          5.97            5.86
       10/8/99          6.03            5.95
      10/15/99          6.07            5.97
      10/22/99          6.19             6.1
      10/29/99          6.02            5.95
       11/5/99          5.93            5.86
      11/12/99          5.93            5.86
      11/19/99          6.06            5.99
      11/26/99          6.12            6.05
       12/3/99          6.16            6.07
      12/10/99          6.07            5.98
      12/17/99          6.28            6.19
      12/24/99          6.41            6.31
      12/31/99          6.44            6.34
        1/7/00          6.52            6.41
       1/14/00          6.68            6.58
       1/21/00          6.77            6.63
       1/28/00          6.66            6.66
        2/4/00          6.55            6.65
       2/11/00           6.6             6.7
       2/18/00          6.49            6.68
       2/25/00          6.33            6.47
        3/3/00          6.39            6.59
       3/10/00          6.38             6.6
       3/17/00          6.19            6.45
       3/24/00          6.19             6.5
       3/31/00             6            6.31
        4/7/00          5.58            6.18
       4/14/00          5.58            6.11
       4/21/00          5.99            6.24
       4/28/00          6.21            6.54
        5/5/00          6.51            6.76
       5/12/00          6.51            6.77
       5/19/00          6.49             6.7
       5/26/00          6.33            6.57
        6/2/00          6.15            6.37
        6/9/00          6.13            6.36
       6/16/00          5.97            6.18
       6/23/00          6.19            6.37
       6/30/00          6.03            6.19
        7/7/00             6             6.1
       7/14/00           6.1            6.24
       7/21/00             6            6.13
       7/28/00          6.03            6.14
        8/4/00           5.9            6.01
       8/11/00          5.79            6.06
       8/18/00          5.77            6.08
       8/25/00          5.73            6.01
        9/1/00          5.68             5.9
        9/8/00          5.74            5.93
       9/15/00          5.84            5.91
       9/22/00          5.85            5.93
       9/29/00           5.8            5.85
       10/6/00          5.81             5.9
      10/13/00          5.72            5.72
      10/20/00          5.63            5.67
      10/27/00          5.71            5.79
       11/3/00          5.83            5.86
      11/10/00          5.78            5.73
      11/17/00           5.7            5.68
      11/24/00          5.62            5.61
       12/1/00           5.5            5.45
       12/8/00           5.3            5.26
      12/15/00          5.18            5.14
      12/22/00          5.01             4.9
      12/29/00          5.11            4.98
        1/5/01          4.93            4.66
       1/12/01          5.25            4.95
       1/19/01          5.17            4.81
       1/26/01          5.27            4.91
        2/2/01          5.15            4.84
        2/9/01          5.03            4.82
       2/16/01          5.11             4.9
       2/23/01           5.1            4.84
       2/28/01           4.9            4.66

Yields, or interest rates, represent the cost of borrowing money. Rapid economic growth or the expectation of higher inflation can drive rates up, while opposite conditions can push rates down.

Data source: Bloomberg L.P.


YIELD CURVE

Average yields of AAA securities of seven maturities


AS THE FED CUT INTEREST RATES, YIELDS ON SHORT-TERM SECURITIES FELL SHARPLY. HOWEVER, YIELDS ON SHORT-TERM SECURITIES STILL REMAIN HIGHER THAN SOME LONGER-TERM INVESTMENTS.

      Maturity             9/1/00     2/28/01
      --------             ------     -------
       3 Month              6.26        4.85
       6 Month              6.31        4.69
        1 Year              6.17        4.46
        2 Year              6.07        4.39
        5 Year               5.9        4.65
       10 Year              5.68        4.89
       30 Year              5.66        5.31

This chart shows where yields stood at the both at the beginning and end of the reporting period. For debt securities of comparable quality, those with longer maturities typically pay higher interest rates, because they are assumed to carry higher risk.

Data Source: Bloomberg L.P.

SCHWAB

YieldPlus Fund(TM)

                            [PHOTO OF KIM DAIFOTIS]

"We shifted the fund's holdings from variable-rate to fixed-rate securities to protect the fund from declining short-term interest rates."

   Portfolio Manager
   Kim Daifotis

KIM DAIFOTIS, CFA, a vice president of the investment adviser, has overall responsibility for management of the fund. Prior to joining the firm in September 1997, he worked for more than seventeen years in research and asset management.


TICKER SYMBOLS
INVESTOR SHARES        SWYPX
SELECT SHARES(R)       SWYSX
--------------------------------------------------------------------------------

                     INTEREST RATE

                               LOW       MEDIUM        HIGH

      SENSITIVITY 1            [X]         [ ]          [ ]

      CREDIT QUALITY 1         [ ]         [X]          [ ]


Investors with investment horizons of one year or more who are seeking an alternative to a money fund or other fixed-income fund may want to consider this fund.
--------------------------------------------------------------------------------

THE FUND SEEKS HIGH CURRENT INCOME WITH MINIMAL CHANGES IN SHARE PRICE.

MANAGER'S PERSPECTIVE

DESPITE THE VOLATILITY THAT CHARACTERIZED THE MARKETPLACE DURING THE REPORTING PERIOD, THE FUND RETURNED A SOLID PERFORMANCE. The fund has continued to grow, in large part due to investors seeking more conservative investments in light of the recent market volatility.

IN AN EFFORT TO REINVIGORATE A WEAKENING ECONOMY, THE FED LOWERED SHORT-TERM INTEREST RATES BY A TOTAL OF 1% IN JANUARY 2001. The decline in interest rates gave a price boost to fixed income investments overall and enhanced their performances relative to that of the equity market. In response to falling interest rates, the fund reduced the number of variable-rate securities it owned and increased the number of fixed-rate securities in the portfolio. The fund also invested proceeds from maturing variable-rate securities in fixed rate issues. This strategy protected the fund from having to reinvest in lower yielding securities.

Going forward, the fund expects to maintain a significant portion of the portfolio in fixed rate securities, based on our belief that the Fed will continue to reduce short-term interest rates to help restore economic growth.


1 Source: Morningstar, Inc. Interest rate sensitivity and credit quality are two main components of bond performance. The assessment reflects the fund's portfolio as of 2/28/01, which may have changed since then, and is not a precise indication of risk or performance--past, present or future. Definitions of style box categories: Sensitivity (measured as duration): Low, up to 3.5 years; Medium, more than 3.5 years to less than six years; High, six years or greater. Credit quality: High, AA or better; Medium, A or BBB; Low, BB or lower.

SCHWAB YIELDPLUS FUND


PERFORMANCE: INVESTOR SHARES

AVERAGE ANNUAL TOTAL RETURNS AS OF 2/28/01


This chart compares performance of the fund's Investor Shares with the Lehman Brothers 1-Year U.S. Treasury Bellwether Index. As of the end of the report period, the shares' 30-day SEC yield was 6.63%. 1


                    [AVERAGE ANNUAL TOTAL RETURNS BAR CHART]

                                                                  TOTAL RETURN
                                                                                        SINCE
                                                                                        INCEPTION:
                                                       6 MONTHS 3       1 YEAR          10/1/99
Investor Shares 1                                         3.41%          6.4 %            6.31%
Lehman 1-Year U.S. Treasury Bellwether Index              4.14           7.48             6.32
Peer Group Average 2                                      3.14           6.36             n/a


PERFORMANCE OF A $10,000 INVESTMENT

Shows performance since inception of a hypothetical $10,000 investment in the fund's Investor Shares, compared with a similar investment in the Lehman Brothers 1-Year U.S. Treasury Bellwether Index.


All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. The index is unmanaged, and you cannot invest in it directly. The fund's share price changes, and when you sell your shares they may be worth more or less than what you paid for them. Keep in mind that past performance isn't an indication of future results.

                [PERFORMANCE OF A $10,000 INVESTMENT BAR CHART]


                                                       LEHMAN BROTHERS
                             INVESTOR                1-YEAR U.S. TREASURY
                              SHARES                   BELLWETHER INDEX
         10/1/99              $10000                  $      10000
         10/31/99              10050                         10028
         11/30/99              10092                         10048
         12/31/99              10148                         10069
         1/31/00               10184                         10095
         2/29/00               10248                         10145
         3/31/00               10295                         10192
         4/30/00               10270                         10251
         5/31/00               10320                         10303
         6/30/00               10420                         10380
         7/31/00               10492                         10433
         8/31/00               10544                         10470
         9/30/00               10626                         10533
         10/31/00              10680                         10579
         11/30/00              10688                         10644
         12/31/00              10732                         10748
         1/31/01               10827                         10864
         2/28/01               10903                         10903

1 Fund yield and returns reflect expense reductions by the fund's investment adviser (CSIM) and transfer agent and shareholder services agent (Schwab). Without these reductions, the fund's yield and returns would have been lower.

2 Source: Morningstar, Inc. As of 2/28/01, there were 73 funds in the
  Morningstar Ultrashort Bond Fund category.

3 Not annualized.

PERFORMANCE: SELECT SHARES(R)



AVERAGE ANNUAL TOTAL RETURNS AS OF 2/28/01

This chart compares performance of the fund's Select Shares with the Lehman Brothers 1-Year U.S. Treasury Bellwether Index. As of the end of the report period, the shares' 30-day SEC yield was 6.79%. 1

                    [AVERAGE ANNUAL TOTAL RETURNS BAR CHART]


                                                                   TOTAL RETURN
                                                                                       SINCE
                                                                                     INCEPTION:
                                                      6-MONTHS 3       1 YEAR         10/1/99
Select Shares 1                                          3.38%          6.45%           6.39%
Lehman 1-Year U.S. Treasury Bellwether Index             4.14           7.48            6.32
Peer Group Average 2                                     3.14           6.36             n/a


PERFORMANCE OF A $50,000 INVESTMENT

Shows performance since inception of a hypothetical $50,000 investment (the minimum investment for this share class) in the fund's Select Shares, compared with a similar investment in the Lehman Brothers 1-Year U.S. Treasury Bellwether Index.

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. The index is unmanaged, and you cannot invest in it directly. The fund's share price changes, and when you sell your shares they may be worth more or less than what you paid for them. Keep in mind that past performance isn't an indication of future results.

                [PERFORMANCE OF A $50,000 INVESTMENT BAR CHART]

                                                            LEHMAN BROTHERS
                              SELECT                       1-YEAR US TREASURY
                              SHARES                        BELLWETHER INDEX
         10/1/99              $50000                        $    50000
         10/31/99              50260                             50140
         11/30/99              50470                             50240
         12/31/99              50755                             50346
         1/31/00               50945                             50477
         2/29/00               51270                             50724
         3/31/00               51515                             50962
         4/30/00               51395                             51253
         5/31/00               51650                             51514
         6/30/00               52105                             51901
         7/31/00               52475                             52165
         8/31/00               52790                             52348
         9/30/00               53210                             52067
         10/31/00              53485                             52894
         11/30/00              53535                             53222
         12/31/00              53760                             53738
         1/31/01               54240                             54318
         2/28/01               54575                             54514

1 Fund yield and returns reflect expense reductions by the fund's investment adviser (CSIM) and transfer agent and shareholder services agent (Schwab). Without these reductions, the fund's yield and returns would have been lower.

2 Source: Morningstar, Inc. As of 2/28/01, there were 73 funds in the
  Morningstar Ultrashort Bond Fund category.

3 Not annualized.

SCHWAB YIELDPLUS FUND(TM)


FUND FACTS

TOP 10 HOLDINGS 1 AS OF 2/28/01

                                                                                                   PERCENTAGE OF
      SECURITY                                                     RATE          MATURITY DATE      INVESTMENTS
---------------------------------------------------------------------------------------------------------------
(1)  ARROW ELECTRONICS, INC.                                        6.05%           03/02/01           2.6%
---------------------------------------------------------------------------------------------------------------
(2)  SAFEWAY, INC.                                                  5.95%           03/05/01           2.6%
---------------------------------------------------------------------------------------------------------------
(3)  PPL CAPITAL FUNDING, INC.                                      6.15%           03/05/01           2.6%
---------------------------------------------------------------------------------------------------------------
(4)  TEXAS UTILITIES CO.                                            6.10%           03/06/01           2.6%
---------------------------------------------------------------------------------------------------------------
(5)  COX COMMUNICATIONS, INC.                                       6.23%           03/07/01           2.6%
---------------------------------------------------------------------------------------------------------------
(6)  SPRINT CAPITAL CORP.                                           6.10%           03/08/01           2.6%
---------------------------------------------------------------------------------------------------------------
(7)  TRW, INC.                                                      6.23%           03/16/01           2.6%
---------------------------------------------------------------------------------------------------------------
(8)  COUNTRYWIDE HOME LOANS, INC.  Series 2000-5 Class 1A1          7.75%           10/25/30           2.3%
---------------------------------------------------------------------------------------------------------------
(9)  CHASE MORTGAGE FINANCE CORP.  Series 2000-S1 Class A1          7.25%           02/25/30           2.2%
---------------------------------------------------------------------------------------------------------------
(10) CONAGRA, INC.                                                  5.97%           03/13/01           2.2%
---------------------------------------------------------------------------------------------------------------
    TOTAL                                                                                            24.9%

DAILY NAV HISTORY AS OF 2/28/01

This chart shows the fund's daily NAV history for Investor Shares and Select Shares over the reporting period.

                         [DAILY NAV HISTORY BAR CHART]

                                 INVESTOR            SELECT
              DATE                SHARES             SHARES
             9/1/00                9.93               9.93
                                   9.93               9.93
                                   9.93               9.93
                                   9.93               9.93
                                   9.93               9.93
                                   9.93               9.93
                                   9.93               9.93
                                   9.94               9.94
                                   9.93               9.93
                                   9.94               9.94
                                   9.94               9.94
                                   9.94               9.94
                                   9.93               9.93
                                   9.93               9.93
                                   9.93               9.93
                                   9.93               9.93
                                   9.93               9.93
                                   9.93               9.93
                                   9.94               9.94
            9/29/00                9.94               9.94
                                   9.94               9.94
                                   9.94               9.94
                                   9.94               9.94
                                   9.94               9.94
                                   9.94               9.94
                                   9.94               9.94
                                   9.94               9.94
                                   9.94               9.94
                                   9.94               9.94
                                   9.94               9.94
                                   9.94               9.94
                                   9.94               9.94
                                   9.94               9.94
                                   9.94               9.94
                                   9.94               9.94
                                   9.94               9.94
                                   9.94               9.94
                                   9.94               9.94
                                   9.93               9.93
                                   9.93               9.93
                                   9.93               9.93
                                   9.93               9.93
            10/31/00               9.93               9.93
                                   9.93               9.93
                                   9.93               9.93
                                   9.92               9.91
                                    9.9                9.9
                                   9.87               9.87
                                   9.86               9.86
                                   9.89               9.89
                                    9.9               9.89
                                    9.9                9.9
                                    9.9                9.9
                                   9.87               9.87
                                   9.87               9.87
                                   9.87               9.87
                                   9.87               9.87
                                   9.87               9.87
                                   9.87               9.87
                                   9.87               9.87
                                   9.87               9.87
                                   9.87               9.87
                                   9.87               9.87
            11/30/00               9.88               9.88
                                   9.88               9.88
                                   9.88               9.88
                                   9.87               9.87
                                   9.87               9.87
                                   9.87               9.87
                                   9.86               9.86
                                   9.81               9.81
                                   9.81               9.81
                                   9.81               9.81
                                   9.82               9.81
                                   9.82               9.82
                                   9.86               9.86
                                   9.86               9.86
                                   9.86               9.86
                                   9.87               9.87
                                   9.87               9.87
                                   9.86               9.86
                                   9.86               9.86
                                   9.86               9.86
            12/29/00               9.86               9.86
                                   9.86               9.86
                                   9.85               9.85
                                   9.85               9.85
                                   9.86               9.86
                                   9.87               9.87
                                   9.88               9.88
                                   9.88               9.88
                                   9.87               9.87
                                   9.87               9.87
                                   9.87               9.87
                                   9.87               9.87
                                   9.87               9.87
                                   9.88               9.88
                                   9.88               9.88
                                   9.88               9.88
                                   9.88               9.88
                                   9.88               9.88
                                   9.88               9.88
                                   9.88               9.88
                                   9.88               9.88
                                   9.89               9.89
            1/31/00                9.89               9.89
                                    9.9                9.9
                                    9.9               9.89
                                   9.89               9.89
                                   9.89               9.89
                                   9.89               9.89
                                   9.89               9.89
                                   9.89               9.89
                                   9.89               9.89
                                   9.89               9.89
                                   9.89               9.88
                                   9.88               9.88
                                   9.89               9.89
                                   9.89               9.89
                                   9.89               9.89
                                   9.89               9.89
                                    9.9                9.9
                                    9.9                9.9
                                    9.9                9.9
            2/28/01                9.91                9.9


DIVIDENDS PAID IN EACH FISCAL YEAR

                 [DIVIDENDS PAID IN EACH FISCAL YEAR BAR CHART]

                                    INVESTOR            SELECT
                                     SHARES             SHARES
    2000 yr                           0.61               0.62
    2001 yr                           0.34               0.35

1 This list is not a recommendation of any security by the investment adviser.
  Portfolio holdings may have changed since the report date.

2 Period from the fund's inception on 10/1/99 through 8/31/00.

3 For the six-month period ended 2/28/01.

COMPOSITION OF THE FUND'S PORTFOLIO AS OF 2/28/01

All figures are shown as a percentage of the fund's investments. Holdings may have changed since the report date.

BY SECURITY TYPE
--------------------------------------------------------------------------------

                          [BY SECURITY TYPE PIE CHART]

1. 35.5%    Corporate Bonds

2. 26.6%    Collateralized Mortgage
            Obligations

3. 32.7%    Commercial Paper & Other
            Corporate Obligations

4. 5.1%     Preferred Stock

5. 0.1%     U.S. Government securities
            and other Investment
            Companies

BY CREDIT QUALITY 1
--------------------------------------------------------------------------------

                         [BY CREDIT QUALITY PIE CHART]

1. 26.6%    AAA

2. 2.1%    AA

3. 27.3%    A

4. 11.2%    BBB

5. 32.7%    Short-Term Ratings

6. 0.1%    Unrated Securities

BY MATURITY
--------------------------------------------------------------------------------

                            [BY MATURITY PIE CHART]

1. 72.0%    0-6 Months

2. 16.2%    7-18 Months

3. 9.5%    19-30 Months

4. 2.3%    More than 30 Months


FUND FACTS AS OF 2/28/01

                                                        PEER GROUP
                                            FUND         AVERAGE 2
--------------------------------------------------------------------------------
Number of Issues                           82               164
--------------------------------------------------------------------------------
12-Month Yield                           6.96% 2           6.82%
--------------------------------------------------------------------------------
Weighted Average Rate                     6.91%            5.92%
--------------------------------------------------------------------------------
Weighted Average Maturity                0.6 yrs          3.3 yrs
--------------------------------------------------------------------------------
Weighted Average Duration                0.5 yrs          0.8 yrs
--------------------------------------------------------------------------------
Weighted Average Credit Quality            AA               AA
--------------------------------------------------------------------------------


EXPENSE RATIO AS OF 2/28/01

                           [EXPENSE RATIO BAR CHART]

      INVESTOR             SELECT           PEER GROUP
       SHARES            SHARES (R)          AVERAGE
        0.55                0.4               0.83


1 Based on ratings by Standard & Poor's and Moody's. Where ratings are different, the chart uses the higher rating.

2 Source: Morningstar, Inc. As of 2/28/01, there were 73 funds in the
  Morningstar Ultrashort Bond Fund category.

SCHWAB YIELDPLUS FUND(TM) -- FINANCIALS


FINANCIAL TABLES

These pages provide additional data on the fund's performance, portfolio holdings, expenses and business operations. Because this is a semiannual report, the figures for the current report period are unaudited.

Two other sections of this report provide context for the data in these financials. THE FINANCIAL NOTES section contains information about the fund's business structure, accounting practices and other matters, completing the data given in these tables. The final section, HOW TO READ THIS REPORT, includes guides designed to make the financials easy to read and understand.

FINANCIAL HIGHLIGHTS

                                                      9/1/00-         10/1/99 1-
INVESTOR SHARES                                       2/28/01          8/31/00
PER-SHARE DATA ($)
--------------------------------------------------------------------------------
Net asset value at beginning of period                   9.92           10.00
                                                      --------------------------
Income from investment operations:
    Net investment income                               0.34            0.61
    Net realized and unrealized losses                 (0.01)          (0.08)
                                                      --------------------------
    Total income from investment operations             0.33            0.53
Less distributions:
    Dividends from net investment income               (0.34)          (0.61)
                                                      --------------------------
Net asset value at end of period                        9.91            9.92
                                                      ==========================
Total return (%)                                        3.41 2          5.44 2

RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------
Ratio of net operating expenses to
 average net assets                                     0.55 3          0.55 3,4
Expense reductions reflected in above ratio             0.16 3          0.24 3
Ratio of net investment income to
 average net assets                                     6.95 3          6.72 3
Portfolio turnover rate                                   46              81
Net assets, end of period ($ x 1,000,000)                 78              53


1  Commencement of operations.
2  Not annualized.
3  Annualized.
4  Would have been 0.56% if non-routine expenses (proxy fees) had been included.


10
See the Financial Notes, which
are integral to this information.

                                                       9/1/00-       10/1/99 1-
SELECT SHARES(R)                                       2/28/01        8/31/00
PER-SHARE DATA ($)
--------------------------------------------------------------------------------
Net asset value at beginning of period                   9.92          10.00
                                                       -------------------------
Income from investment operations:
    Net investment income                                0.35           0.62
    Net realized and unrealized losses                  (0.02)         (0.08)
                                                       -------------------------
    Total income from investment operations              0.33           0.54
Less distributions:
    Dividends from net investment income                (0.35)         (0.62)
                                                       -------------------------
Net asset value at end of period                         9.90           9.92
                                                       =========================
Total return (%)                                         3.38 2         5.58 2

RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------
Ratio of net operating expenses to
 average net assets                                      0.40 3         0.40 3,4
Expense reductions reflected in above ratio              0.16 3         0.24 3
Ratio of net investment income to
 average net assets                                      7.10 3         6.88 3
Portfolio turnover rate                                    46             81
Net assets, end of period ($ x 1,000,000)                 305            219


1  Commencement of operations.
2  Not annualized.
3  Annualized.
4  Would have been 0.41% if non-routine expenses (proxy fees) had been included.


                                                                              11
                                               See the Financial Notes, which
                                               are integral to this information.

SCHWAB YIELDPLUS FUND(TM) -- FINANCIALS


PORTFOLIO HOLDINGS

As of February 28, 2001; unaudited.

This section shows all the securities in the fund's portfolio and their market value, as of the report date.

We use the symbols below to designate certain characteristics. With the top ten holdings, the number in the circle is the security's rank among the top ten.

(1)  Top ten holding
 -   Collateral for futures contracts

For fixed-rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued) and the maturity date shown is the stated legal maturity. For variable-rate obligations, the rate shown is the coupon rate as of the report date, and the maturity shown is the date of the next rate reset (or the demand date, for securities that have a demand date that's later than the reset date).

The pie chart below shows the fund's major asset categories and the market value and cost of the securities in each category.

ALL DOLLAR VALUES ARE IN THOUSANDS.


                                  [PIE GRAPH]

 35.5%  CORPORATE BONDS
        Market Value: $135,775 Cost: $136,065

 26.6%  COLLATERALIZED MORTGAGE OBLIGATIONS
        Market Value: $101,595 Cost: $100,690

 32.7%  COMMERCIAL PAPER & OTHER CORPORATE OBLIGATIONS
        Market Value: $124,871 Cost: $124,871

  5.1%  PREFERRED STOCK
        Market Value: $19,382 Cost: $19,274

  0.1%  U.S. GOVERNMENT SECURITIES & OTHER INVESTMENT COMPANIES
        Market Value: $335 Cost: $335
---------------------------------------------------------------
100.0%  TOTAL INVESTMENTS
        Market Value: $381,958 Cost: $381,235

SECURITY                                            FACE VALUE        MKT. VALUE
   RATE, MATURITY DATE                              ($ x 1,000)       ($ x 1,000)
CORPORATE BONDS  35.5% OF INVESTMENTS

FIXED RATE OBLIGATIONS  20.1%
--------------------------------------------------------------------------------
ATHENA NEUROSCIENCES FINANCE, L.L.C.
   7.25%, 02/21/08                                        2,500            2,563

BEAR STEARNS COMPANY, INC.
   6.13%, 02/01/03                                        2,675            2,692

CAPITAL ONE BANK CO.
   6.88%, 02/01/06                                        2,000            1,977

CASE CREDIT CORP.
   6.15%, 03/01/02                                        9,320            8,153

CEMEX, S.A., 144A
   8.63%, 07/18/03                                        2,500            2,556

CIT GROUP, INC.
   7.38%, 03/15/03                                        5,000            5,158

COMCAST CORP.
  10.25%, 10/15/01                                        4,000            4,100

COMSAT CORP.
   8.95%, 05/15/01                                        2,000            2,013

GEORGIA-PACIFIC CORP.
   9.88%, 11/01/01                                        2,500            2,464

INTERNATIONAL PAPER CO.
   7.00%, 06/01/01                                        1,000            1,003

KN ENERGY, INC.
   6.30%, 03/01/01                                        1,672            1,673

LEHMAN BROTHERS HOLDINGS, INC.
   6.63%, 12/27/02                                        5,000            5,092

MCI WORLDCOM, INC.
   6.13%, 04/15/02                                        5,000            5,002

MERITA BANK, 144A
   7.15%, 09/11/02                                        1,450            1,463

PSEG CAPITAL CORP., 144A
   6.94%, 07/02/02                                        2,000            2,040

SKANDINAVISKA ENSKILDA, 144A
   6.63%, 03/12/01                                        5,350            5,351
   6.50%, 06/04/03                                        7,000            6,944

TYCO INTERNATIONAL GROUP, S.A.
   6.13%, 06/15/01                                        5,000            5,005

UNION BANK OF NORWAY, 144A
   7.35%, 07/09/03                                        7,000            7,138


12
See the Financial Notes, which
are integral to this information.

SECURITY                                            FACE VALUE        MKT. VALUE
   RATE, MATURITY DATE                              ($ x 1,000)       ($ x 1,000)
USA WASTE MANAGEMENT, INC.
   6.13%, 07/15/01                                        2,405            2,396

US WEST CAPITAL FUNDING, INC.
   6.13%, 07/15/02                                        2,000            2,008
                                                                      ----------
                                                                          76,791

VARIABLE RATE OBLIGATIONS  15.4%
--------------------------------------------------------------------------------
ALLETE
   6.50%, 04/20/01                                        5,000            5,006

AVNET, INC.
   6.62%, 04/17/01                                        5,000            5,005

BANK OF BOSTON
   7.33%, 03/15/01                                        5,000            4,639

DETROIT EDISON CO.
   6.60%, 04/30/01                                        5,000            5,007

ERP OPERATING, L.P.
   6.03%, 05/21/01                                        5,000            5,032

HELLER FINANCIAL, INC.
   5.91%, 04/23/01                                        5,000            5,001

INDIANA MICHIGAN POWER
   7.34%, 03/05/01                                        2,500            2,501

INTERNATIONAL PAPER CO.
   6.67%, 04/09/01                                        2,000            2,003

KIMCO REALTY CORP.
   6.06%, 05/17/01                                        5,000            4,994

LILLY DEL MAR, INC., 144A
   6.59%, 05/05/01                                        5,000            4,950

SUNTRUST CAPITAL III
   7.23%, 03/15/01                                        5,000            4,633

TXU ELECTRIC CAPITAL IV
   6.33%, 05/01/01                                        2,400            2,210

TYCO INTERNATIONAL GROUP, S.A., 144A
   7.39%, 03/05/01                                        5,000            5,000

UTILICORP UNITED, INC., 144A
   6.26%, 05/15/01                                        3,000            3,003
                                                                      ----------
                                                                          58,984

    SECURITY
    SERIES                                          FACE VALUE        MKT. VALUE
       RATE, MATURITY DATE                          ($ x 1,000)       ($ x 1,000)
    Collateralized Mortgage Obligations
    26.6% of investments

    U.S. GOVERNMENT AGENCY SECURITIES  5.5%
--------------------------------------------------------------------------------

    FEDERAL HOME LOAN MORTGAGE CORP.
    Series 1350 Class H
       7.50%, 03/15/21                                    3,187            3,233
    Series 1768 Class PG
       7.50%, 03/15/22                                    5,131            5,220
    Series 62 Class B
       7.50%, 05/20/24                                    4,140            4,183

    FEDERAL NATIONAL MORTGAGE ASSOCIATION
    Series 1996-35 Class D
       7.00%, 03/25/23                                    4,292            4,330

    VENDEE MORTGAGE TRUST
    Series 2001-1 Class 2B
       7.00%, 12/15/22                                    4,000            4,066
                                                                      ----------
                                                                          21,032


NON-U.S. GOVERNMENT AGENCY SECURITIES  21.1%
--------------------------------------------------------------------------------
(9) CHASE MORTGAGE FINANCE CORP.
    Series 2000-S1 Class A1
       7.25%, 02/25/30                                    8,513            8,582
    COUNTRYWIDE HOME LOANS, INC.
    Series 1997-8 Class A2
      6.75%, 01/25/28                                     3,789            3,784
    Series 1999-12 Class A1
      7.50%, 11/25/29                                     4,632            4,676
(8) Series 2000-5 Class 1A1
      7.75%, 10/25/30                                     8,684            8,812
    FIRST HORIZON ASSET SECURITIES, INC.
    Series 2000-2 Class A6
      7.75%, 06/25/30                                     8,049            8,130
    ICI FUNDING CORP. SECURED ASSETS CORP.
    Series 1997-1 Class A8
      7.75%, 03/25/28                                     5,512            5,511
    LTC COMMERCIAL MORTGAGE PASS-THROUGH
    CERTIFICATES
    Series 1993-1 Class A
      7.10%, 11/28/12                                     4,738            4,831
    MORSERV, INC.
    Series 1996-1 Class A4
      7.00%, 11/25/11                                     2,869            2,872


                                                                              13
                                               See the Financial Notes, which
                                               are integral to this information.

SCHWAB YIELDPLUS FUND(TM) -- FINANCIALS


PORTFOLIO HOLDINGS Continued

As of February 28, 2001; unaudited.

    SECURITY
    SERIES                                          FACE VALUE        MKT. VALUE
       RATE, MATURITY DATE                          ($ x 1,000)       ($ x 1,000)
    PAINE WEBBER MORTGAGE ACCEPTANCE CORP.
    Series 2000-1 Class A1
       7.75%, 09/25/30                                    5,900            5,967
    PNC MORTGAGE SECURITIES CORP.
    Series 1998-1 Class 5A3
       6.48%, 02/25/28                                    6,896            6,908
    RESIDENTIAL ACCREDIT LOANS, INC.
    Series 1997-QS5 Class A7
       8.00%, 06/25/27                                    4,767            4,793
    RESIDENTIAL ASSET SECURITIZATION TRUST
    Series 1997-A6 Class A5
       7.25%, 09/25/12                                    3,541            3,535
    RESIDENTIAL FUNDING MORTGAGE SECURITIES I
    TRUST
    Series 1993-S15 Class A6
       6.92%, 04/25/08                                    6,000            6,022
    Series 1997-S7 Class A2
       7.50%, 05/25/27                                    2,639            2,656
    SAXON MORTGAGE SECURITIES CORP.
    Series 1993-2 Class A5
       7.50%, 03/25/23                                    3,469            3,484
                                                                      ----------
                                                                          80,563

COMMERCIAL PAPER & OTHER CORPORATE OBLIGATIONS 32.7% of investments

    SECURITY                                        FACE VALUE        MKT. VALUE
       RATE, MATURITY DATE                          ($ x 1,000)       ($ x 1,000)
    ARROW ELECTRONICS, INC.
       6.05%, 03/02/01                                   10,000            9,998
(1)    6.20%, 03/02/01                                    1,000            1,000
    CONAGRA, INC.
       5.92%, 03/05/01                                    2,200            2,199
(10)   5.97%, 03/13/01                                    8,500            8,483
(5) COX COMMUNICATIONS, INC.
       6.23%, 03/07/01                                   10,000            9,990
    INFINITY BROADCASTING CO.
       6.09%, 03/02/01                                    1,000            1,000
       6.14%, 03/02/01                                    3,500            3,499
       6.00%, 03/09/01                                    6,800            6,791
    INTERNATIONAL PAPER CO.
       5.60%, 03/01/01                                    8,000            8,000
    SECURITY                                        FACE VALUE        MKT. VALUE
       RATE, MATURITY DATE                          ($ x 1,000)       ($ x 1,000)
    NISOURCE FINANCE CORP.
       6.30%, 03/08/01                                    5,000            4,994
       6.20%, 03/09/01                                    4,500            4,494
       6.30%, 03/09/01                                    1,500            1,498
    PEPSIAMERICAS, INC.
       6.00%, 03/06/01                                    6,000            5,995
       5.75%, 03/08/01                                    5,000            4,994
(3) PPL CAPITAL FUNDING, INC.
       6.15%, 03/05/01                                   10,000            9,993
(2) SAFEWAY, INC.
       5.95%, 03/05/01                                   10,000            9,993
    SPRINT CAPITAL CORP.
       6.05%, 03/07/01                                    1,000              999
(6)    6.10%, 03/08/01                                   10,000            9,988
(4) TEXAS UTILITIES CO.
       6.10%, 03/06/01                                   10,000            9,992
    TRW, INC.
       6.05%, 03/16/01                                    1,000              997
(7)    6.23%, 03/16/01                                   10,000            9,974
                                                                      ----------
                                                                         124,871


    U.S. GOVERNMENT SECURITIES
    0.0% of investments

-   U.S. TREASURY BILLS
       5.91%, 03/08/01                                       60               60

    PREFERRED STOCK 5.1% of investments

    SECURITY AND NUMBER OF SHARES                                    MKT. VALUE
                                                                     ($ x 1,000)
    CAISSE NATIONAL CREDIT AGRICOLE, 144A
    203,321                                                                5,195
    CREDIT LYONNAISE CAPITAL SCA, 144A
    205,761                                                                5,232
    ROYAL BANK OF SCOTLAND GROUP, PLC
    40,300                                                                 1,019
    SI FINANCING TRUST I    317,712                                        7,936
                                                                     -----------
                                                                          19,382

14
See the Financial Notes, which
are integral to this information.

SECURITY AND NUMBER OF SHARES                                        MKT. VALUE
                                                                     ($ x 1,000)

OTHER INVESTMENT COMPANIES
0.1% of investments


PROVIDENT INSTITUTIONAL FUNDS--
FED FUNDS PORTFOLIO    275,011                                               275




================================================================================
END OF PORTFOLIO HOLDINGS. For totals, please see the first page of holdings for this fund.



                                                                              15
                                               See the Financial Notes, which
                                               are integral to this information.

SCHWAB YIELDPLUS FUND(TM) -- FINANCIALS

Statement of
ASSETS AND LIABILITIES

As of February 28, 2001; unaudited. All numbers x 1,000 except NAV.

ASSETS
--------------------------------------------------------------------------------
Investments, at market value                                          $381,958 1
Receivables:
   Fund shares sold                                                      2,252
   Investments matured                                                      12
   Interest                                                              2,954
Prepaid expenses                                                    +       61
                                                                    ----------
TOTAL ASSETS                                                           387,237

LIABILITIES
--------------------------------------------------------------------------------
Payables:
   Fund shares redeemed                                                    279
   Dividends to shareholders                                               137
   Investments bought                                                    3,442
   Investment adviser and administrator fees                                 9
   Transfer agent and shareholder service fees                               5
Accrued expenses                                                    +       76
                                                                    ----------
TOTAL LIABILITIES                                                        3,948

NET ASSETS
--------------------------------------------------------------------------------
TOTAL ASSETS                                                           387,237
TOTAL LIABILITIES                                                   -    3,948
                                                                    ----------
NET ASSETS                                                            $383,289

NET ASSETS BY SOURCE

Capital received from investors                                        385,038
Net realized capital losses                                             (2,472) 2
Net unrealized capital gains                                               723


NET ASSET VALUE (NAV)

                                                         SHARES
SHARE CLASS                             NET ASSETS  / OUTSTANDING    =     NAV
Investor Shares                           $78,104        7,885           $9.91
Select Shares(R)                         $305,185       30,813           $9.90



FEDERAL TAX DATA
------------------------------------------------------------------
COST BASIS OF PORTFOLIO                                   $381,235

NET UNREALIZED GAINS AND LOSSES:
Gains                                                       $2,228
Losses                                                    + (1,505)
                                                          --------
                                                              $723
DEFERRED CAPITAL LOSSES
at 8/31/00                                                  $1,585


1 The fund's amortized cost for these securities was $381,235. Not counting short-term obligations and government securities, the fund paid $80,616 for securities during the report period, and received $62,167 from securities it sold or that matured. For long-term government securities, the fund paid $10,691 during the report period and received $20,386 for securities it sold or that matured.

2    These derive from investments, futures and short sales.



16   See the Financial Notes, which
     are integral to this information.

Statement of
OPERATIONS

For September 1, 2000 through February 28, 2001; unaudited. All numbers x 1,000.


INVESTMENT INCOME
-------------------------------------------------------------------------------
Interest                                                              $11,633

NET REALIZED GAINS AND LOSSES
-------------------------------------------------------------------------------
Net realized losses on investments sold                                  (797)
Net realized losses on futures contracts                                 (299)
Net realized gains on short sales                                          82
                                                                   ----------
NET REALIZED LOSSES                                                    (1,014)

NET UNREALIZED GAINS
-------------------------------------------------------------------------------
Net unrealized gains on investments                                       548
Net unrealized gains on futures contracts                                 127
                                                                   ----------
NET UNREALIZED GAINS                                                      675

EXPENSES
--------------------------------------------------------------------------------
Investment adviser and administrator fees                                 541  1
Transfer agent and shareholder service fees
   Investor Shares                                                         77  2
   Select Shares(R)                                                       124  2
Trustees' fees                                                              3  3
Custodian and portfolio accounting fees                                    93
Professional fees                                                          13
Registration fees                                                          45
Shareholder reports                                                        18
Other expenses                                                      +       4
                                                                   ----------
Total expenses                                                            918
Expense reduction                                                   -     252  4
                                                                   ----------
NET EXPENSES                                                              666

INCREASE IN NET ASSETS FROM OPERATIONS
--------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                11,633
NET EXPENSES                                                       -      666
                                                                   ----------
NET INVESTMENT INCOME                                                  10,967
NET REALIZED LOSSES                                                    (1,014) 5
NET UNREALIZED GAINS                                               +      675  5
                                                                   ----------
INCREASE IN NET ASSETS FROM OPERATIONS                                $10,628



1 Calculated as a percentage of average daily net assets: 0.35% of the first $500 million and 0.30% of assets beyond that.

2 Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20% and 0.05% of the assets of each respective share class.

3    For the fund's independent trustees only.

4 This reduction was made by the investment adviser (CSIM). It reflects a guarantee by CSIM and the transfer agent and shareholder service agent (Schwab) to limit the operating expenses of this fund through at least November 15, 2001, as follows:

                                                                % OF AVERAGE
SHARE CLASS                                                    DAILY NET ASSETS
--------------------------------------------------------------------------------
Investor Shares                                                     0.55
Select Shares(R)                                                    0.40

This limit doesn't include interest, taxes and certain non-routine expenses.

5    These add up to a net loss on investments of $339.

                                        See the Financial Notes, which are   17
                                        integral to this information.

SCHWAB YIELDPLUS FUND(TM) -- FINANCIALS

Statements of
CHANGES IN NET ASSETS

For the current and prior report periods. All numbers x 1,000. Figures for 9/1/00 - 2/28/01 are unaudited.

OPERATIONS
---------------------------------------------------------------------------------
                                             9/1/00 - 2/28/01    10/1/99 - 8/31/00
Net investment income                            $10,967               $12,356
Net realized losses                               (1,014)               (1,458)
Net unrealized gains                           +     675                    48
                                               -------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS            10,628                10,946

DISTRIBUTIONS PAID
------------------------------------------------------------------------------
DIVIDENDS FROM NET INVESTMENT INCOME
   Investor Shares                                 2,148                 2,321
   Select Shares(R)                           +    8,843                10,035
                                               -------------------------------
TOTAL DIVIDENDS FROM NET INVESTMENT INCOME       $10,991               $12,356

TRANSACTIONS IN FUND SHARES
--------------------------------------------------------------------------------
                                          9/1/00 - 2/28/01    10/1/99 - 8/31/00
                                        QUANTITY     VALUE    QUANTITY     VALUE
SHARES SOLD
   Investor Shares                       3,701     $36,612      7,107     $70,820
   Select Shares                      + 14,784     146,244     28,482     283,828
                                    ---------------------------------------------
TOTAL SHARES SOLD                       18,485    $182,856     35,589    $354,648

SHARES REINVESTED
   Investor Shares                         194      $1,919        199      $1,982
   Select Shares                      +    774       7,651        840       8,350
                                    ---------------------------------------------
TOTAL SHARES REINVESTED                    968      $9,570      1,039     $10,332

SHARES REDEEMED
   Investor Shares                       1,311     $12,962      2,005     $19,925
   Select Shares                      +  6,846      67,744      7,221      71,713
                                    ---------------------------------------------
TOTAL SHARES REDEEMED                    8,157     $80,706      9,226     $91,638 1

NET INCREASE                            11,296    $111,720     27,402    $273,342 2

SHARES OUTSTANDING AND NET ASSETS
--------------------------------------------------------------------------------
                                         9/1/00 - 2/28/01      10/1/99 - 8/31/00
                                       SHARES    NET ASSETS    SHARES   NET ASSETS
Beginning of period                    27,402     $271,932           0         $0
Total increase                       + 11,296      111,357      27,402    271,932 3
                                    ---------------------------------------------
END OF PERIOD                          38,698     $383,289      27,402   $271,932 4



1 Dollar amounts are net of proceeds received from the 0.25% early withdrawal fee the fund charges on shares sold 90 days or less after buying them:

                        CURRENT PERIOD
                        Investor Shares        $4
                        Select Shares(R)  +    30
                                          -------
                        TOTAL                 $34

                        PRIOR PERIOD
                        Investor Shares       $12
                        Select Shares(R)  +    37
                                          -------
                        TOTAL                 $49

2    Represents shares sold plus shares reinvested, minus shares redeemed.

3 Figures for shares represent the net changes in shares from the transactions described above. Figures for net assets represent the changes in net assets from operations plus the changes in value of transactions in fund shares, minus distributions paid.

4 Includes net investment income not yet distributed in the amount of $24 for the prior period.

     Percent of fund shares owned by other SchwabFunds(R) as of the end of the current period:

SCHWAB MARKETMANAGER PORTFOLIOS(R)

Growth Portfolio                                  2.6%
Balanced Portfolio                                0.9%


18     See the Financial Notes, which
       are integral to this information.

FINANCIAL NOTES

FINANCIAL NOTES
Unaudited

BUSINESS STRUCTURE OF THE FUND

THE FUND DISCUSSED IN THIS REPORT IS A SERIES OF SCHWAB INVESTMENTS, A NO-LOAD, OPEN-END MANAGEMENT INVESTMENT COMPANY. The company is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended. The sidebar shows the funds in this report and their trust.

THE FUND OFFERS TWO SHARE CLASSES: Investor Shares and Select Shares(R). Shares of each class represent interests in the same portfolio, but each class has its own cost and investment minimums.

Shares are bought and sold at net asset value, or NAV, which is the price for all outstanding shares. Each share has a par value of 1/1,000 of a cent, and the trustees may issue as many shares as necessary.

THE TRUST AND ITS FUNDS

This list shows all of the funds included in Schwab Investments. The fund discussed in this report is highlighted.

SCHWAB INVESTMENTS
Organized October 26, 1990
  Schwab 1000 Fund(R)
  Schwab Short-Term Bond Market Index Fund
  Schwab Total Bond Market Index Fund
  Schwab California Short/Intermediate Tax-Free Bond Fund
  Schwab California Long-Term Tax-Free Bond Fund
  Schwab Short/Intermediate Tax-Free Bond Fund
  Schwab Long-Term Tax-Free Bond Fund
  SCHWAB YIELDPLUS FUND(TM)

FUND OPERATIONS

Most of the fund's investments are described in the sections earlier in this report. However, there are certain other investments and policies that may affect the fund's financials. The most significant of these are described below. Other policies concerning the fund's business operations also are described here.

THE FUND DECLARES DIVIDENDS EVERY DAY IT IS OPEN FOR BUSINESS. These dividends, which are equal to the fund's net investment income for that day, are paid out to shareholders once a month. The fund may make distributions from any net realized capital gains once a year.

THE FUND MAY BUY SECURITIES ON A DELAYED-DELIVERY BASIS. In these transactions, a fund agrees to buy a security for a stated price, with settlement generally occurring within two weeks. If the security's value falls before settlement occurs, a fund could end up paying more for the security than its value at the time of the transaction. The fund has set aside sufficient securities as collateral for those securities bought on a delayed-delivery basis.

THE FUND MAY INVEST IN FUTURES CONTRACTS. Futures contracts involve certain risks because they can be very sensitive to market movements.

One risk is that the price of a futures contract may not move in perfect correlation with the price of the underlying securities. Another risk is that, at certain times, it may be impossible for the fund to close out a position in a future, due to a difference in trading hours or to market conditions that may reduce the liquidity for a future or its underlying securities.

Because futures carry inherent risks, the fund must give the broker a deposit of cash and/or securities (the "initial margin") whenever it enters into the futures contract. The amount of the deposit may vary

FINANCIAL NOTES

from one contract to another, but it is generally a percentage of the contract amount.

Futures are traded publicly on exchanges, and their market value changes daily. The fund records the change in market value of futures, and also the change in the amount of margin deposit required ("variation margin").

THE FUND MAY ALSO SELL SECURITIES SHORT (SELL SECURITIES IT DOES NOT OWN). When it does so, the fund also places assets worth at least 100% of the value of the shorted securities into a segregated account, as collateral. If the market value of the shorted securities subsequently falls, the fund can realize a gain. However, if the value rises, the fund typically would have to add to its collateral or close out its short position at a loss.

THE FUND PAYS FEES FOR VARIOUS SERVICES. Through its trust, the fund has agreements with Charles Schwab Investment Management, Inc. (CSIM) to provide investment advisory and administrative services and with Charles Schwab & Co., Inc. (Schwab) to provide transfer agent and shareholder services.

Although these agreements specify certain fees for these services, CSIM and Schwab have made additional agreements with the fund that may limit the total expenses charged. The rates and limitations for these fees are described in the fund's Statement of Operations.

TRUSTEES MAY INCLUDE PEOPLE WHO ARE OFFICERS OR DIRECTORS OF THE INVESTMENT ADVISER OR SCHWAB. Federal securities law limits the percentage of such "interested persons" who may serve on a trust's board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these persons for their service as trustees, but it did pay the independent trustees, as noted in the fund's Statement of Operations.

THE FUND MAY ENGAGE IN CERTAIN TRANSACTIONS INVOLVING AFFILIATES. For instance, the fund may let other SchwabFunds(R) buy and sell fund shares, particularly Schwab MarketManager Portfolios(R).

The fund may make direct transactions with certain other SchwabFunds when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and officers.

THE FUND INTENDS TO MEET FEDERAL INCOME AND EXCISE TAX REQUIREMENTS FOR REGULATED INVESTMENT COMPANIES. Accordingly, the fund distributes substantially all of its net investment income and realized net capital gains (if any) to its shareholders each year. As long as the fund meets the tax requirements, it is not required to pay federal income tax.

ACCOUNTING POLICIES

The following are the main policies the fund uses in preparing its financial statements.

THE FUND VALUES THE SECURITIES IN ITS PORTFOLIO EVERY BUSINESS DAY. The fund uses the following policies to value various types of securities:

   BONDS AND NOTES: valued at halfway between the most recent bid and asked quotes or, if such quotes are unavailable, at prices for securities of comparable maturity, credit quality and type. Valuations for bonds and notes are provided by an independent bond-pricing service.

   SECURITIES FOR WHICH NO QUOTED VALUE IS AVAILABLE, INCLUDING RESTRICTED
   SECURITIES: valued at fair value, as determined in good faith by the fund's investment adviser using guidelines adopted by the fund's Board of Trustees.

   FUTURES AND FORWARDS: open contracts are valued at their settlement prices as of the close of their exchanges (for futures) or at a market value based on that day's exchange rates (for forwards). When the fund closes out a futures or forwards position, it calculates the difference between the value of the position at the beginning and at the end, and records a realized gain or loss accordingly.

   SHORT-TERM SECURITIES (60 DAYS OR LESS TO MATURITY): valued at amortized cost.

IF THE FUND SELLS SECURITIES SHORT, it records the proceeds received as an asset and the obligation to buy back the securities as a liability. At the time a short sale is initiated, the asset and the liability are of equal value and effectively cancel each other out. Subsequently, the fund values the liability side of the transaction according to the market price of the securities sold short, and values the asset side according to the value of the proceeds. When the fund closes out a short position (buys the security), it records the outcome as a realized gain or loss. Interest accrued on securities sold short is recorded as an expense on the fund's records.

SECURITY TRANSACTIONS are recorded as of the date the order to buy or sell the security is executed.

INCOME FROM INTEREST AND THE ACCRETION OF DISCOUNT AND PREMIUM is recorded as it accrues. If a fund bought a bond at a discount (that is, for less than its face value) or a premium (more than face value), it amortizes the discount or premium from the current date up to maturity. The fund then increases (in the case of discounts) or reduces (in the case of premiums) the income it records from the bond. If the bond is callable (meaning that the issuer has the option to pay it off before its maturity date), then the fund amortizes the premium to the bond's call date and price rather than the maturity date and price.

REALIZED GAINS AND LOSSES from security transactions are based on the identified costs of the securities involved.

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies was issued, and is effective for fiscal years beginning after December 15, 2000. The revised guide will require the fund to classify gains and losses on asset backed securities, presently included in realized gains and losses, as part of interest income on the Statement of Operations. Adopting these accounting principles will not affect the fund's net asset value, and the fund expects that the impact of the adoption of these principles will not be material to the financial statements.

EXPENSES that are specific to the fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their net assets.

THE FUND MAINTAINS ITS OWN ACCOUNT FOR PURPOSES OF HOLDING ASSETS AND ACCOUNTING, and is considered a separate entity for tax purposes. Within its account, the fund also keeps certain assets in segregated accounts, as may be required by securities law.

THE ACCOUNTING POLICIES DESCRIBED ABOVE CONFORM WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It's possible that once the results are known, they may turn out to be different from these estimates.

HOW TO READ THIS REPORT

This report, including the financial tables, has been designed to be EASY TO READ. The next few pages provide additional information that can help you more fully understand the financial tables and why they are important to ALL FUND INVESTORS.

In this section, we take a closer look at the types of information presented in the financial tables.

Brief CALLOUTS add context to some of the most important elements in the tables, and help explain certain fund operations and accounting principles.

At the end, a GLOSSARY defines many of the technical financial terms that are used in this report.



                 [GRAPHIC OF FINANCIAL HIGHLIGHTS SAMPLE TABLE]

                             FINANCIAL HIGHLIGHTS 1

PER-SHARE DATA ($)  2

Income from investment operations:  3
        Net investment income
        Net realized and unrealized gains
        Total income from investment operations

Total return (%)  4


1 The financial highlights summarize the fund's activities over the past five years (or since inception, if the fund doesn't yet have five years of operating history).

2 The figures in the first part of the table are for a single share of the fund that was "outstanding," or in existence, during the periods indicated.

3 These lines show how much the fund earned per share, and where these earnings came from: how much was from interest and dividends, and how much from capital appreciation (that is, price increases of investments the fund owned). A fund may show losses in this section if its expenses exceeded its income or its capital losses exceeded its capital gains.

     Some funds, such as money funds, typically receive all their earnings as interest, while some equity funds may have only appreciation, or may receive interest and dividends only occasionally.

5 Total return shows what an investor in the fund would have earned or lost during each period indicated, assuming that all dividends and distributions were reinvested. Because the numbers in the financial highlights are for a fund's fiscal year, they will be different from calendar year numbers, except for funds whose fiscal year is the same as the calendar year.

                 [GRAPHIC OF FINANCIAL HIGHLIGHTS SAMPLE TABLE]

*      4/5/96-12/31/96
**     (0.42)
(')    -
(")    1.17
(+)    6.67
(++)   66



* In some cases, such as with funds that started partway through their planned fiscal year or have changed their fiscal year, the financial highlights may contain a "stub period" that is less than 12 months.

** In financial tables, parentheses around numbers are used to indicate a negative number, such as a loss, or a number that is being subtracted, such as a distribution paid by a fund to its shareholders.

(') The figures in this part of the table disclose a fund's annual operating expenses. The expenses are shown as a percentage of a fund's average net assets, because they are paid from these assets.

(") For some funds, the annual expenses are capped at a certain level. With these funds, there are two sets of expense figures: net expenses and the amounts of any expense reductions. The net figures reflect what the expenses actually were, after the reductions.

(+) This shows you how much a fund netted in dividend and interest income (i.e., total dividends and interest minus expenses), expressed as a percentage of the fund's average net assets.

(++) The turnover rate tells you how actively a fund has traded securities. A rate of 100% would be the equivalent of replacing every security in the portfolio over the period of a year.

     Consistently high turnover can result in taxable distributions, which can lower after-tax performance -- although this is not a concern if your investment is held in an IRA, 401(k) or other tax-deferred account.

                                                 Table is for illustration only.

HOW TO READ THIS REPORT Continued

The Portfolio Holdings (sometimes also called the Schedule of Investments) is a snapshot of all securities a fund held on the last day of the report period.

Symbols that may appear in the Portfolio Holdings:

(1) Top ten holding -- shows a fund's ten largest positions, as measured by market value.

+ Credit-enhanced security -- indicates a security that is backed by the credit of a third party (usually a large financial institution). An issuer uses credit enhancement to give its securities a higher credit rating, which means that the issuer can pay a lower interest rate. From a fund's standpoint, credit enhancements can help lower the risk of default on those securities that carry them and may also make a security more liquid.

[CARET} Delayed-delivery security -- indicates a security a fund has arranged to buy but has not yet received. A fund may incur a gain or loss if the value of the security rises or falls between the time the purchase was arranged and the time the security is delivered.

[BULLET] Certificate of participation -- indicates a security that offers
     "participation" in municipal lease revenues. A certificate of participation typically is associated with a facility that is leased to (and was built for) a municipal entity, and is generally considered somewhat riskier than a general obligation bond.

[RECTANGLE] Collateral for open futures contracts -- indicates a security the fund has set aside in a separate account to cover possible losses that may result from a futures contract. The fund is not permitted to sell a security while it is pledged as collateral.

With most types of bonds (and other debt obligations), the interest rate is set at the time of issue and doesn't change. However, some types of obligations are structured so that the rate may be reset at certain times, typically to reflect changes in market interest rates. A fund may own some of both types of securities.

 This shows a breakdown of holdings by asset type. To the right of the pie chart are figures showing the total market value of securities of each asset type, and also what a fund paid for those securities.

**      FACE VALUE & MKT VALUE

*       ASSET-BACKED SECURITIES

(-)     OTHER INVESTMENT COMPANIES


For all bonds, the report shows the issuer, the rate the security pays and the maturity date. The maturity date is the date when the bond is retired and the issuer returns the money borrowed ("principal" or "face value") to the bondholder.

** During its lifetime, a bond may trade at a premium or a discount to its face value, depending on interest rate trends and other factors. When a bond begins to approach maturity, its market value typically moves closer to its face value.

* In some cases, securities are organized into sub-groups. For each sub-group, there are figures showing the percentage of investments represented and the total market value of the securities in the subgroup. Note that for all dollar values, you need to add three zeroes after each number to get the approximate value.

(-) Most equity and bond funds keep at least a small percentage of assets in high quality, liquid investments, in order to manage their cash flow needs.

     In this example, the investment shown is one that seeks to maintain a stable $1.00 share price, so the number of shares is typically the same as the market value (allowing for rounding in the value column).

                  [GRAPHIC OF PORTFOLIO HOLDINGS SAMPLE TABLE]


                                                 Table is for illustration only.

HOW TO READ THIS REPORT Continued

*       Assets and Liabilities

**      As of August 31, 2000

( )     Receivables

( )     Payables

(+)     Collateral held for securities on loan

(++)    Net Assets

(+X)    Federal Tax Data

(-X)    Net Assets by Source

(XX)    Deferred capital losses

* The Statement of Assets and Liabilities is a snapshot of a fund's balance sheet on the last day of the report period.

( ) At any given time, a fund is likely to be owed money from various sources that it has not yet received, and to owe money it hasn't yet paid.

(++) This section gathers the totals from the first two sections in order to compute net assets.

(-X) This section shows where the assets described above came from. "Capital received from investors" is money a fund received from investors buying its shares during the report period, and is a net figure (meaning that money the fund remitted to investors who redeemed their shares has already been subtracted from it).

                [GRAPHIC OF ASSETS AND LIABILITIES SAMPLE TABLE]

                                                Table is for illustrations only.

** As with the Portfolio Holdings, the figures in these statements need to be multiplied by 1,000. This includes the figures in the notes.

(+) The collateral is simultaneously counted as an asset (because the fund held it as of the report date) and as a liability (because it is owned by the institutions that provided it as collateral).

(XX) A fund may treat capital losses that are realized after October 31 of a given year as occurring at the beginning of the following fiscal year. This can help avoid certain unintentional tax consequences created by the required timing of dividend payments relative to the fund's fiscal year end.


(+X) Although a mutual fund doesn't expect to pay federal income tax, it does have to file a return with the IRS. In some cases, the requirements of tax accounting differ from the requirements of the accounting practices used in keeping a fund's books, so the figures in this box may differ from those shown elsewhere in the financials. These differences may require that some values be reclassified in the financials, but this does not affect a fund's NAV.

                   [GRAPHIC OF FEDERAL TAX DATA SAMPLE TABLE]

                                                 Table is for illustration only.

               [GRAPHIC OF STATEMENT OF OPERATIONS SAMPLE TABLE]

*    STATEMENT OF OPERATIONS

**   NET REALIZED GAINS

***  NET UNREALIZED LOSSES

**** Custodian and Portfolio Accounting Fees

#    Investment adviser and administrator fees

##   Transfer agent and shareholder service fees Trustees' fees

###  INCREASE IN NET ASSETS FROM OPERATIONS




* The Statement of Operations tells you how much money a fund earned and spent over the course of the report period, and how much it gained and lost on its investments.

** These are the capital gains or losses resulting from securities a fund sold during the report period.

*** These represent the change in unrealized gains or losses over the report period.

#    Covers most activities related to managing a fund's portfolio.

*** To safeguard the interests of shareholders, mutual funds must keep their portfolio securities in accounts at a financial institution, whose tasks include maintaining records of a fund's holdings.

## Covers most activities associated with shareholders, including processing transactions in fund shares and providing services such as account statements and information.

### This section gathers the totals from the first four sections in order to compute the net earnings or losses that resulted from a fund's operations during the report period. These figures also appear, in summary form, on the Statements of Changes in Net Assets.

                                                 Table is for illustration only.

'HOW TO READ THIS REPORT Continued

*       STATEMENTS OF CHANGES IN NET ASSETS

**      TRANSACTIONS IN FUND SHARES

***     SHARES OUTSTANDING AND NET ASSETS

#       CURRENT REPORT PERIOD FIGURES

##      PREVIOUS REPORT PERIOD FIGURES

* The Statements of Changes in Net Assets compare a fund's performance during the current report period with its performance from the previous report period.

     Keep in mind that if the current report is a semiannual report, its figures are only for six months, whereas the figures for the previous period are generally for a full year.

#    These are the figures for the current report period.

##   These are the figures for the previous report period.

** From this section, you can see how the size of a fund was affected by investors buying and selling shares (as opposed to changes due to fund performance, shown above in "Operations").

     The information shows how many shares the fund sold to investors, how many shares the fund issued in connection with investors who reinvested their dividends or distributions, and how many shares the fund redeemed (bought back from investors).

     In funds with more than one share class, these figures are reported by class.

*** For mutual funds, the number of "shares outstanding" is the number of shares in existence.


                [GRAPHIC OF STATEMENTS OF CHANGES IN NET ASSETS]


                                                 Table is for illustration only.

GLOSSARY

12-MONTH YIELD Also known as distribution yield. 12-month yield is computed by summing the trailing 12-month's income distributions and dividing the sum by the last month's ending NAV, plus any capital gains distributed over the same period. Income refers only to interest payments from fixed-income securities and dividend payoffs from common stocks.

ASSET ALLOCATION The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.

ALTERNATIVE MINIMUM TAX (AMT) A federal income tax designed to limit the extent to which high-income taxpayers (including individuals, estates, trusts and corporations) can benefit from certain deductions and exemptions. For example, some types of income that are exempt from regular federal income tax are not exempt from the AMT.

ASSET-BACKED SECURITY A bond or other debt security that represents ownership in a pool of debt obligations such as credit card debt.

ASSET CLASS A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.

AVERAGE RATE The average rate of interest paid annually by the fixed income securities in a fund or portfolio.

BOND A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the "coupon rate") until a specified date (the "maturity date"), at which time the issuer returns the money borrowed ("principal" or "face value") to the bondholder. Because of their structure, bonds are sometimes called "fixed income securities" or "debt securities."

CALL An early repayment of a bond's principal by the issuer, usually done because the issuer is able to refinance its bond debt at a lower rate.

CALL PROTECTION A term used in reference to a bond that cannot be called by the issuer before maturity, or at least for many years from the present date. A bond that offers call protection can more reliably be expected to provide a given yield over a given number of years than a bond that could be called (assuming both bonds are of the same credit quality).

CAPITAL GAIN, CAPITAL LOSS The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a REALIZED gain or loss. If the investment is still held, the gain or loss is still "on paper" and is considered UNREALIZED.

COUPON, COUPON RATE The annual rate of interest paid until maturity by the issuer of a debt security.

CREDIT QUALITY The capacity of an issuer to make its interest and principal payments. SEE SIDEBAR.

CREDIT RATINGS

Most major bond issuers arrange with a recognized independent rating organization, such as Standard & Poor's (S&P) or Moody's Investors Service, to rate the creditworthiness of their bonds. The spectrum of these ratings is divided into two major categories: investment grade and below investment grade (sometimes called "junk bonds"). Bonds rated below investment grade range from those that are considered to have some vulnerability to default to those that appear on the brink of default or are in default.


INVESTMENT GRADE BONDS                    CREDIT                  CAPACITY TO
                                          QUALITY                 MAKE PAYMENTS
                                          AAA                     Strongest

                                          AA

                                          A

                                          BBB                     Adequate


BELOW INVESTMENT GRADE BONDS
                                          BB                      Somewhat
                                                                  speculative

                                          B

                                          CCC

                                          CC

                                          C                       Highly
                                                                  speculative

                                          D                      In default

GLOSSARY Continued

CREDIT RISK The risk that a bond issuer may be unable to pay interest or principal to its bondholders.

DISCOUNT RATE The implied rate on a debt security that does not pay interest but is bought at a discount and redeemed at face value when it matures.

DIVIDEND Money from earnings that is distributed to shareholders as a given amount per share.

DURATION A measure of a bond investment's sensitivity to interest rates. Calculations of duration take into account the investment's yield, interest payments, maturity date and call features. Like maturity, duration is expressed in years, but typically is more accurate than maturity in determining the effect of interest rate movements on a bond investment's price.

EXPENSE RATIO The amount that is taken from a mutual fund's assets each year to cover the fund's operating expenses. An expense ratio of 0.50% means that a fund's expenses amount to half of one percent of its average net assets a year.

GENERAL OBLIGATION BOND A municipal bond that is secured by the issuer's full faith and credit, which typically is backed by the power of the issuer to levy taxes.

INTEREST Payments to bondholders (usually made twice a year) as compensation for loaning the bond principal to the issuer.

INTEREST RATE RISK The risk that a bond's value will fluctuate if market interest rates change or are expected to change. Bond prices tend to move in the opposite direction of interest rates: when interest rates rise, bond prices tend to fall.

MARKET RISK Those elements of risk that are common to all securities in an asset class, and therefore cannot be significantly reduced by diversification within the asset class. Also known as "systematic risk."

MATURITY The date a bond is scheduled to be "retired" and its principal amount returned to the bondholder.

MORTGAGE-BACKED SECURITY A bond or other debt security that represents ownership in a pool of mortgage loans.

MUNI, MUNICIPAL BOND, MUNICIPAL SECURITY A bond or other debt security that is issued by a municipality, or is issued by a third party on behalf of a municipality or under its aegis. Municipal bonds are issued to fund civic projects, such as building or improving roads, bridges, schools and other facilities. The interest paid by munis typically is free from regular federal income tax; for taxpayers in a given state who buy bonds issued in their state, the interest may also be free from state and local income taxes. Interest from some munis is subject to the AMT.

NET ASSET VALUE (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund's total assets, subtracting liabilities, and dividing by the number of shares outstanding.

OUTSTANDING SHARES When speaking of a company or mutual fund, indicates all shares currently held by investors.

PREPAYMENT RISK The risk that a mortgage-backed security may be paid off early, typically because interest rates have fallen and the homeowners who hold the underlying mortgages have refinanced those mortgages at lower rates. In this type of situation, the investor who held the mortgage-backed security will usually have to settle for a lower rate when reinvesting the principal.

REVENUE BOND A municipal bond that is issued to finance public works and is secured by revenue from a public works project (such as a highway or stadium) rather than the full faith and credit of the issuer.

TAXABLE-EQUIVALENT YIELD The yield an investor would need to get from a taxable investment in order to match the yield paid by a given tax-exempt investment, once the effect of all applicable taxes is taken into account. For example, if your tax rate were 25%, a tax-exempt investment paying 4.5% would have a taxable-equivalent yield for you of 6.0% (6.0% - [.25 x 6%] = 4.5%).

TOTAL RETURN The overall performance of an investment over a given period, including any expenses, any income or distributions paid out and any capital gain or loss (increases or decreases in portfolio value).

WEIGHTED AVERAGE For mutual funds, an average that gives the same weight to each security as the security represents in the fund's portfolio.

WEIGHTED AVERAGE MATURITY For mutual funds, the maturity of all the bonds in its portfolio, calculated as a weighted average. As a rule, the longer a fund's weighted average maturity, the greater its interest rate risk.

YIELD The income paid out by an investment, expressed as a percentage of the investment's market value.

YIELD TO MATURITY The annualized rate of return a bondholder could expect if the bond were held to maturity. In addition to interest payments, yield to maturity also factors in any difference between a bond's current price and its principal amount, or face value.

CONTACT SCHWAB

The SchwabFunds Family(R) includes a variety of funds to help meet your investment needs. You can diversify your portfolio in a single step with our asset allocation funds. Or you can customize your portfolio with a combination of our stock funds as well as our taxable and tax-advantaged bond and money market funds.

Please call 800-435-4000 for a free prospectus and brochure for any of these SchwabFunds(R).

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orders. If you are investing through a third-party investment provider, methods for placing orders may be different.

INTERNET*

www.schwab.com

SCHWAB BY PHONE(TM)

Use our automated voice service or speak to a representative. Call
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TELEBROKER(R)

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MAIL

Write to SchwabFunds at:
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San Francisco, CA 94120-7575

When selling or exchanging shares, be sure to include the signatures of at least
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THE SCHWABFUNDS FAMILY

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Schwab offers an array of money market funds that seek high current income consistent with safety and liquidity. 1
Choose from taxable or tax-advantaged alternatives. Many can be linked to your
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Advantage Investments.

1    Investments in money market funds are neither insured nor guaranteed by the
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* Shares of Sweep Investments(R) may not be purchased over the Internet.

[CHARLES SCHWAB LOGO]

INVESTMENT ADVISER

Charles Schwab Investment Management, Inc.
101 Montgomery Street, San Francisco, CA 94104

DISTRIBUTOR

Charles Schwab & Co., Inc.
PO Box 7575, San Francisco, CA 94120 - 7575


This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(C) 2001 Charles Schwab & Co., Inc. All rights reserved.

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